Document And Entity Information (USD $)	3 Months Ended
	Mar. 31, 2012	May 10, 2012	Jun. 30, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	Juhl Wind, Inc
Document Type	S-1
Current Fiscal Year End Date	--12-31
Entity Common Stock, Shares Outstanding		22,346,873
Entity Public Float			$ 6,817,940
Amendment Flag	false
Entity Central Index Key	0001366312
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Filer Category	Smaller Reporting Company
Entity Well-known Seasoned Issuer	No
Document Period End Date	Mar 31, 2012
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	Q1

Consolidated Balance Sheets (March 31, 2012 unaudited) (USD $)	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
CURRENT ASSETS
Cash	$ 4,759,341	$ 5,251,148	$ 645,596
Restricted cash	505,535	335,793	110,016
Short-term investments and accrued interest receivable	565,789	564,927	626,879
Short-term investments - restricted	383,032	382,269	418,654
Accounts receivable	636,716	2,064,939	3,198,632
Grant receivable- U.S. Treasury 1603 cash grant		6,284,476
Promissory note receivable, including interest			5,264,093
Inventory	275,096	270,873	1,636,234
Reimbursable project costs			415,029
Costs and estimated profits in excess of billings			661,418
Other current assets	782,583	664,955	138,971
Current deferred income taxes	118,000	108,000	1,289,000
Total current assets	8,026,092	15,927,380	14,404,522
PROPERTY AND EQUIPMENT, Net	25,599,152	25,846,403	488,889
OTHER ASSETS
Deferred income tax asset	100,000		348,000
Investment, at cost	407,000	400,000
Escrow cash reserves for contractual commitments	830,433	900,870
Loan financing costs, net	12,762	13,607
Project development costs	283,141	283,141	2,851,450
Total other assets	1,633,336	1,597,618	3,199,450
TOTAL ASSETS	35,258,580	43,371,401	18,092,861
CURRENT LIABILITIES
Accounts payable	733,675	3,828,276	1,105,360
Short-term notes payable	359,595	2,964,703	411,167
Accrued liabilities	1,134,828	1,097,338	519,252
Customer deposits		68,448	26,940
Income taxes payable		90,000
Deferred revenue - license arrangement and other	725,624	628,833	275,571
Promissory notes payable, including interest	231,804	4,576,063	10,328,008
Derivative liabilities- interest rate swap	206,359	199,946
Current portion of nonrecourse debt	740,820	737,167
Total current liabilities	4,132,705	14,190,774	12,666,298
LONG-TERM LIABILITIES
Nonrecourse debt, net of current portion	10,581,992	10,650,328
Promissory notes payable, net of current portion	2,566,010
Derivative liabilities- interest rate swap	805,811	812,553
Deferred revenue - license arrangement and 1603 Grant, net of current portion	2,150,031	2,186,089	879,000
Deferred revenue - power purchase contract	3,840,327	3,720,373
Deferred income taxes		157,000
Total long-term liabilities	19,944,171	17,526,343	879,000
REDEEMABLE PREFERRED MEMBERSHIP INTERESTS	2,518,450	2,543,635
CUMULATIVE PREFERRED STOCK OF SUBSIDIARY	180,000	180,000
Controlling interest in equity:
Preferred Stock, 20,000,000 shares authorized Series A convertible preferred stock - $.0001 par value, 4,820,000 issued and outstanding as of March 31, 2012 and December 31, 2011	2,526,660	2,527,731	2,527,731
Common Stock - $.0001 par value; 100,000,000 shares authorized, 22,059,803 and 21,235,485 issued and 21,870,199 and 21,177,505 outstanding December 31, 2011 and 2010, respectively	2,220	2,206	2,123
Additional paid-in capital	8,597,904	8,550,435	6,679,294
Treasury stock, 189,604 and 57,980 shares held by the Company at December 31, 2011 and 2010, respectively	(218,965)	(218,965)	(73,926)
Accumulated deficit	(15,203,112)	(14,650,814)	(17,475,835)
Noncontrolling interest in equity	1,386,144	1,327,653	69,150
Total stockholders' equity	8,483,254	8,930,649	4,547,563
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	35,258,580	43,371,401	18,092,861
Series B Convertible Preferred Stock Member
Controlling interest in equity:
Preferred Stock, 20,000,000 shares authorized Series A convertible preferred stock - $.0001 par value, 4,820,000 issued and outstanding as of March 31, 2012 and December 31, 2011	$ 11,392,403	$ 11,392,403	$ 12,819,116

Consolidated Balance Sheets (March 31, 2012 unaudited) (Parentheticals) (USD $)	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Variable Interest Entity Assets (in Dollars)	$ 17,620,394	$ 23,820,397
Variable Interest Entity Liabilities (in Dollars)	11,853,063	16,454,891
Preferred Stock, shares authorized	20,000,000	20,000,000	20,000,000
Preferred Stock, par value (in Dollars per share)	$ 0.0001	$ 0.0001	$ 0.0001
Preferred Stock, shares issued	4,820,000	4,820,000	4,820,000
Preferred Stock, shares outstanding	4,820,000	4,820,000	4,820,000
Common Stock - par value (in Dollars per share)	$ 0.0001	$ 0.0001	$ 0.0001
Common Stock - shares authorized	100,000,000	100,000,000	100,000,000
Common Stock - shares issued	22,194,178	22,059,803	21,235,485
Common Stock - shares outstanding	22,004,574	21,870,199	21,177,505
Treasury stock, shares held	189,604	189,604	57,980
Series B Convertible Preferred Stock Member
Preferred Stock, par value (in Dollars per share)	$ 0.0001	$ 0.0001	$ 0.0001
Preferred Stock, shares issued	5,966,792	5,966,792	6,567,006
Preferred Stock, shares outstanding	5,966,792	5,966,792	6,567,006
Cash VIE [Member]
Variable Interest Entity Assets (in Dollars)	139,988	28,621
Restricted Cash VIE [Member]
Variable Interest Entity Assets (in Dollars)	423,503	253,761
Accounts Receivable And Other Current Assets VIE [Member]
Variable Interest Entity Assets (in Dollars)	310,212	225,977
Grant Recivable VIE [Member]
Variable Interest Entity Assets (in Dollars)		6,284,476
Property And Equipment Net VIE [Member]
Variable Interest Entity Assets (in Dollars)	16,142,566	16,308,909
All Other Assets VIE [Member]
Variable Interest Entity Assets (in Dollars)	604,125	718,653
Accounts Payable And Accrued Expenses VIE [Member]
Variable Interest Entity Liabilities (in Dollars)	687,685	2,700,984
Short Term Notes Payable [Member]
Variable Interest Entity Liabilities (in Dollars)		2,588,200
Derivative Liabilities VIE [Member]
Variable Interest Entity Liabilities (in Dollars)	1,012,170	1,012,499
Nonrecourse Debt VIE [Member]
Variable Interest Entity Liabilities (in Dollars)	$ 10,153,208	$ 10,153,208

Consolidated Statement Of Operations (unaudited) (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010
REVENUE	$ 1,206,359	$ 6,591,411	$ 15,577,657	$ 6,268,143
COST OF GOODS SOLD	506,051	791,990	6,017,327	4,894,481
GROSS PROFIT	700,308	5,799,421	9,560,330	1,373,662
OPERATING EXPENSES
General and administrative expenses	541,476	466,467	2,130,167	1,609,871
Payroll and employee benefits	458,698	535,950	2,274,497	2,426,817
Wind farm administration expenses	126,797	18,316	267,783	83,583
Total operating expenses	1,126,971	1,020,733	4,672,447	4,120,271
OPERATING INCOME (LOSS)	(426,663)	4,778,688	4,887,883	(2,746,609)
OTHER INCOME (EXPENSE)
Interest income	14,057	138,769	422,396	655,468
Interest expense	(268,926)	(163,608)	(486,908)	(687,024)
Loss in fair value of interest rate swap	329		(5,214)
Loss from equity method investment			(320,166)
Gain on previously held equity interest	329		320,014
Total other expense, net	(254,540)	(24,839)	(69,878)	(31,556)
INCOME (LOSS) BEFORE INCOME TAXES	(681,203)	4,753,849	4,818,005	(2,778,165)
INCOME TAX BENEFIT (EXPENSE)	267,000	(1,952,000)	(1,776,000)	978,000
NET INCOME (LOSS)	(414,203)	2,801,849	3,042,005	(1,800,165)
LESS NET INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTEREST	58,491	(1,714)	7,897	(16,978)
NET INCOME (LOSS) ATTRIBUTED TO JUHL WIND, INC.	(472,694)	2,803,563	3,034,108	(1,783,187)
PREFERRED DIVIDENDS	101,521	96,400	416,629	390,955
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$ (574,215)	$ 2,707,163	$ 2,617,479	$ (2,174,142)
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC AND DILUTED (in Shares)	22,190,522	21,266,752	21,658,433	21,132,144
NET INCOME (LOSS) PER SHARE - BASIC AND DILUTED (in Dollars per share)	$ (0.03)	$ 0.13	$ 0.12	$ (0.1)
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED (in Shares)	22,190,522	21,317,925

Consolidated Statement of Changes in Stockholders' Equity (USD $)	Common Stock [Member]	Series A Preferred Stock [Member]	Series B Preferred Stock [Member]	Additional Paid-in Capital [Member]	Treasury Stock [Member]	Retained Earnings [Member]	Parent [Member]	Noncontrolling Interest [Member]	Total
Balance at Dec. 31, 2009	$ 2,098	$ 2,527,731	$ 12,819,116	$ 6,089,361		$ (15,692,648)	$ 5,745,658		$ 5,745,658
Balance (in Shares) at Dec. 31, 2009	20,982,860	4,820,000	6,567,006
Net income (loss)						(1,783,187)	(1,783,187)	(16,978)	(1,800,165)
Stock-based compensation				589,868			589,868		589,868
Series A preferred stock dividend paid in common stock	25	(390,955)		390,930
Series A preferred stock dividend paid in common stock (in Shares)	252,625
Series A Preferred dividends		390,955		(390,955)
Minority interest in Winona County								86,128	86,128
Common stock purchased pursuant to stock repurchase plan					(73,926)		(73,926)		(73,926)
Balance at Dec. 31, 2010	2,123	2,527,731	12,819,116	6,679,204	(73,926)	(17,475,835)	4,478,413	69,150	4,547,563
Balance (in Shares) at Dec. 31, 2010	21,235,485	4,820,000	6,567,006
Net income (loss)						3,034,108	3,034,108	7,897	3,042,005
Stock-based compensation				375,451			375,451		375,451
Series A preferred stock dividend paid in common stock	23	(207,542)		207,519
Series A preferred stock dividend paid in common stock (in Shares)	224,104
Series A preferred stock dividend paid in cash		(183,413)					(183,413)		(183,413)
Issuance of common stock upon conversion of Series B Preferred Stock	60		(1,426,713)	1,426,653
Issuance of common stock upon conversion of Series B Preferred Stock (in Shares)	600,214		(600,214)
Series A Preferred dividends		390,955		(207,542)		(183,413)
Dividends on subsidiary preferred stock paid in cash						(490)	(490)		(490)
Dividends paid on preferred membership interests in wind farms						(25,184)	(25,184)		(25,184)
Capital contributions to consolidated entities by noncontrolling interests								1,319,756	1,319,756
Reclassification of prior noncontrolling interest due to acquisition				69,150			69,150	(69,150)
Common stock purchased pursuant to stock repurchase plan					(145,039)		(145,039)		(145,039)
Balance at Dec. 31, 2011	2,206	2,527,731	11,392,403	8,550,435	(218,965)	(14,650,814)	7,602,996	1,327,653	8,930,649
Balance (in Shares) at Dec. 31, 2011	22,059,803	4,820,000	5,966,792
Net income (loss)						(472,694)	(472,694)	58,491	(414,203)
Stock-based compensation				46,412			46,412		46,412
Series A preferred stock dividend paid in common stock	14	(98,542)		98,528
Series A preferred stock dividend paid in common stock (in Shares)	135,175
Series A Preferred dividends		97,471		(97,471)
Dividends on subsidiary preferred stock paid in cash						(4,050)	(4,050)		(4,050)
Dividends paid on preferred membership interests in wind farms						(75,554)	(75,554)		(75,554)
Balance at Mar. 31, 2012	$ 2,220	$ 2,526,660	$ 11,392,403	$ 8,597,904	$ (218,965)	$ (15,203,112)	$ 7,097,110	$ 1,386,144	$ 8,483,254
Balance (in Shares) at Mar. 31, 2012	22,194,978	4,820,000	5,966,792

Consolidated Statements Of Cash Flows (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$ (414,203)	$ 2,801,849	$ 3,042,005	$ (1,800,165)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	302,175	13,870	411,442	54,405
Increase in investment	(7,000)
Loss on impairment of project development costs			79,641
Stock-based compensation	46,412	137,680	375,451	589,868
Loss (gain) on fair value of interest rate swap	(329)		5,214
Loss from equity method investment			320,166
Gain on previously held equity interest	(329)		(320,014)
Change in operating assets and liabilities, net of effects from acquisitions:
Accounts receivable	1,428,223	1,212,370	(1,724,962)	(1,580,658)
Promissory notes receivable		(5,718,026)	50,198
Unbilled receivable				49,002
Inventory	(4,223)	(191,828)	29,340	29,573
Reimbursable project costs		293,909	407,070	182,339
Costs and estimated earnings in excess of billings		661,418	661,418	107,652
Other current assets	(117,628)	34,617	106,461	(15,814)
Interest receivable on short term investments	(1,625)	(4,669)
Accounts payable	(1,233,901)	269,539	507,467	1,316,662
Promissory notes payable	38,624	835,450	(765,221)
Accrued expenses	37,490	14,946	(76,097)	400,681
Billings in excess of costs and estimated profits		95,339
Income taxes payable	(90,000)	700,000	90,000
Deferred income taxes	(267,000)	1,252,000	1,686,000	(978,000)
Advance on sale of project development rights		1,000,000
Customer deposits			41,508	(175,371)
Deferred revenue	135,797	(111,255)	548,267	199,825
Net cash provided by (used in) operating activities	(147,188)	3,297,209	5,475,354	(1,620,001)
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from short-term investments		302,685	347,903	706,711
Purchases of short-term investments			(249,566)
Proceeds from cash grant	6,284,476		1,413,461
Acquisition of wind farms, net of cash acquired			(219,340)
Payment for investment			(280,000)
Payments for project development costs		(28,941)	(1,098,603)	(1,143,656)
Payments for property and equipment	(77,637)	(8,914)	(205,295)	(113,255)
Net cash provided by (used in) investing activities	6,206,839	264,830	(291,440)	(550,200)
CASH FLOWS FROM FINANCING ACTIVITIES
Change in restricted cash	(169,742)	110,016	(7,291)	93,107
Escrowed cash reserves for contractual commitments	70,437		(806,821)
Cash dividends paid	(104,789)		(183,902)
Proceeds from sale of preferred stock of subsidiary			180,000	2,625,847
Payments on the promissory note payable				(2,625,847)
Proceeds from nonrecourse loan			704,405
Principal payments on bank notes payable	(2,754,591)		(319,714)	(5,686)
Payments of accounts payable and promissory notes payable related to property and equipment	(3,592,773)
Payments for treasury stock		(10,869)	(145,039)	(73,926)
Net cash provided by (used in) financing activities	(6,551,458)	99,147	(578,362)	13,495
NET INCREASE (DECREASE) IN CASH	(491,807)	3,661,186	4,605,552	(2,156,706)
CASH BEGINNING OF THE PERIOD	5,251,148	645,596	645,596	2,802,302
CASH END OF THE PERIOD	4,759,341	4,306,782	5,251,148	645,596
Cash paid during the year for:
Interest	73,656	5,254	440,663	17,468
NONCASH INVESTING AND FINANCING ACTIVITIES
Series A preferred stock dividend	(75,554)		(25,184)
Series A dividend payment in common stock	(98,542)	(98,542)	207,519
Promissory note receivable received upon issuance of promissory note payable		5,264,093	5,264,093	1,375,186
Promissory note receivable and payable reduction for collectability		78,457		635,158
Project development costs converted to equity investment in wind farm		293,031	(293,031)
Conversion of note receivable to equity investment in wind farm		185,539	(1,557,969)
Conversion of Series B Preferred stock to common stock			1,313,396
Project development costs transferred to property and equipment			(4,419,440)
Other			(9,928)
Promissory note issued for project development costs				(1,314,666)
Promissory note payable issued for construction financing				(1,375,186)
Promissory note issued as payment on accounts payable for construction financing				(2,435,852)
Series A Preferred Stock [Member]
NONCASH INVESTING AND FINANCING ACTIVITIES
Series A preferred stock dividend	97,471	96,400	390,955	390,955
Project Development Costs [Member]
NONCASH INVESTING AND FINANCING ACTIVITIES
Non-cash investing and financing transactions			1,393,333
Capital Asset Contribution [Member]
NONCASH INVESTING AND FINANCING ACTIVITIES
Non-cash investing and financing transactions				86,128
Turbine Inventory Financing [Member]
NONCASH INVESTING AND FINANCING ACTIVITIES
Non-cash investing and financing transactions				(1,313,397)
Notes Issues For Accounts Receivable [Member]
NONCASH INVESTING AND FINANCING ACTIVITIES
Non-cash investing and financing transactions			$ (3,217,676)

Basis Of Presentation	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Organization, Consolidation and Presentation of Financial Statements Disclosure [Text Block]
1.                BASIS OF PRESENTATION

The accompanying unaudited condensed consolidated interim financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission.  Certain information and footnotes disclosures normally included in annual consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted as permitted by such rules and regulations.  These consolidated financial statements and related notes should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Form 10-K for the year ended December 31, 2011 which was filed with the Securities and Exchange Commission on March 31, 2012.

In the opinion of management, the unaudited condensed consolidated interim financial statements reflect all adjustments considered necessary for fair presentation.  The adjustments made to these statements consist only of normal recurring adjustments.  The results reported in these condensed consolidated interim financial statements should not be regarded as necessarily indicative of results that may be expected for the year ended December 31, 2012.

Juhl Wind, Inc. (“Juhl Wind” or “the Company”) conducts business under five subsidiaries, Juhl Energy Services, Inc. (“JES”), Juhl Energy Development, Inc. (“JEDI”), Juhl Renewable Assets, Inc. (“JRA”), Next Generation Power Systems, Inc. (“NextGen”), Juhl Renewable Energy Systems, Inc. (“JRES”), and ownership and operational duties over the following  three operating wind farms--Woodstock Hills LLC (“Woodstock Hills”), Winona County Wind (“Winona”) and Valley View Transmission, LLC (“Valley View”).  All intercompany balances and transactions are eliminated in consolidation.

Juhl Wind, Inc. is an established leader in community wind power development and management, focused on wind farm projects throughout the United States.  The Company handles all aspects of wind project development, through our operating subsidiaries, including full development and ownership of wind farms, general consultation on wind projects, construction management of wind farm projects and system operations and maintenance for completed wind farms.  In April 2012, the Company completed an acquisition of Power Engineers Collaborative, LLC and now provides professional engineering services to the power and building systems industries.

Generally accepted accounting principles require certain variable interest entities (“VIE”s) to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have sufficient powers, obligations, or rights or if the entity does not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties.

Juhl Wind initially determined that its Winona County wind farm project was a VIE requiring consolidation through the first three quarters of 2011.  Accordingly, the Company’s consolidated financial statements include the accounts of Winona County for those periods. During the fourth quarter of 2011, Juhl Wind acquired 100% of the ownership interest and accounted for this acquisition under the “common control” rules of ASC 805.

As a result of a transaction that occurred during the fourth quarter of 2011, Juhl Wind determined that the Valley View wind farm project was a VIE that required consolidation by the Company.  As a result of this transaction, the Company has a 32.6% voting interest in Valley View, and has an additional 13.9% voting power through a voting trust arrangement with three other investors.  The Company currently acts as the managing agent for Valley View, and our CEO is also on the Board of Governors of Valley View.  In addition, the Company agreed to guarantee certain payments to investors in order to secure the required equity capital and to enable the term loan conversion by the lender.  Accordingly, the consolidated financial statements include the accounts of Valley View, including the 32.6% the Company’s ownership interest.  The remaining outside interest of 67.4%, that is not classified outside of permanent equity as redeemable membership units, is presented and classified in the consolidated financial statements as noncontrolling interest.  Prior to this transaction, the Company accounted for its investment in Valley View as an equity method investment.

All significant intercompany investments, balances, and transactions have been eliminated.

  1.       ORGANIZATION

Juhl Wind, Inc. is an established leader in community wind power development and management, focused on wind farm projects throughout the United States.  The Company handles all aspects of wind project development, through our operating subsidiaries, including full development and ownership of wind farms, general consultation on wind projects, construction management of wind farm projects and system operations and maintenance for completed wind farms.

Juhl Wind, Inc. (“Juhl Wind” or “the Company”) conducts business under five subsidiaries, Juhl Energy Services, Inc. (formerly DanMar and Associates, Inc.) (“JES”), Juhl Energy Development, Inc. (“JEDI”), Juhl Renewable Assets, Inc. (“JRA”), Next Generation Power Systems, Inc. (“NextGen”), and ownership and operational duties over the following  three operating wind farms--Woodstock Hills LLC (“Woodstock Hills”), Winona County Wind (“Winona”) and Valley View Transmission, LLC (“Valley View”).  All intercompany balances and transactions are eliminated in consolidation.

Juhl Wind, Inc. was incorporated in the state of Delaware in January 2006 as Help-U-Drive Incorporated. In September 2006, the Company amended its articles of incorporation and changed its name to MH&SC Incorporated. On June 24, 2008, the owners of Juhl Energy Services, Inc. and Juhl Energy Development, Inc., both privately held companies under common control, exchanged all of their outstanding shares of common stock in the companies for 15,250,000 shares of common stock of MH&SC Incorporated, representing approximately 86% of the Company’s common stock outstanding after the exchange transaction.  The exchange transaction was accounted for as a recapitalization where JEDI was considered the acquirer for accounting purposes and treated the transaction as a reverse acquisition, since at the time of the transaction, MH & SC, Inc. was a company with no or nominal operations, assets and liabilities. Upon the exchange transaction, MH&SC, Inc. changed its name to Juhl Wind, Inc.

Generally accepted accounting principles require certain variable interest entities (“VIE”s) to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have sufficient powers, obligations, or rights or if the entity does not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties.

Juhl Wind initially determined that its Winona County wind farm project was a VIE requiring consolidation of financial statements at December 31, 2010 and through the first three quarters of 2011.  Accordingly, the Company’s consolidated financial statements included the accounts of Winona County for those periods. During the fourth quarter of 2011, Juhl Wind acquired 100% of the ownership interest and accounting for this acquisition under the “common control” rules of ASC 805.  See Note 26 for further discussion.

As a result of a transaction that occurred during the fourth quarter of 2011, Juhl Wind determined that the Valley View wind farm project is now considered a VIE requiring consolidation by the Company. Accordingly, the Company’s consolidated financial statements include the accounts of Valley View effective November 30, 2011. Previous to the transaction, the Company accounted for this investment under the equity method of accounting. See Note 26 for further discussion.

All significant intercompany investments, balances, and transactions have been eliminated.

Summary of Significant Accounting Policies	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Significant Accounting Policies [Text Block]
2.                SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. The Company uses estimates and assumptions in accounting for the following significant matters, among others: revenue recorded from the development agreements and construction contract revenue; realizability of accounts and promissory notes receivable; determination of the primary beneficiary of a variable interest entity; valuation of deferred tax assets, deferred power purchase revenue, stock-based compensation and warrants, asset retirement obligations, derivative instruments and other contingencies. Revenue from the development agreements is adjusted to reflect actual costs incurred by the project upon the commercial operation date.  Accordingly, actual revenue may differ from previously estimated amounts, and such differences may be material to the consolidated financial statements. The Company periodically reviews estimates and assumptions, and the effects of any such revisions are reflected in the period in which the revision is made.

REVENUE RECOGNITION

Turbine Sales and Service:

Turbine sales occur from small scale wind turbines that are internally re-manufactured and sold by the Company, or through purchase and resale of larger scale wind turbines to wind farm project owners. Revenue from the sale of small scale wind turbines are recognized upon shipment to the customer as transfer of ownership, and risk of loss have been transferred to the customer.  Deposits received from customers are included as deferred revenue until shipment occurs. Revenues from the sale of larger scale wind turbines are generally recognized in conjunction with the construction services percentage of completion accounting discussed below. Commencement of revenue recognition is only after turbine erection activities have begun.

Turbine services include time-and-material arrangements related to existing installations of wind turbine equipment.  Revenue is recognized upon completion of the maintenance services.

Licensing Revenue

Revenues earned from licensing agreements are amortized using the straight-line method over the term of the agreement.

Wind Farm Consulting, Development and Management Services:

Consulting Services

Consulting services fees are primarily fixed fee arrangements of a short-term duration and are recognized as revenue on a completed contract basis.

Wind Farm Development Services

The Company normally earns a development service fee from each of the wind farm projects that it develops in cooperation with wind farm investors. These development services arrangements are evaluated under authoritative guidance relating to “Revenue Arrangements with Multiple Deliverables,” which addresses certain aspects of accounting by a vendor for arrangements under which the vendor will perform multiple revenue generating activities.

The development services fee revenue is recognized as follows:

·
Proceeds received upon the signing of a Development Services Agreement (generally 10% of the total expected development fee) are amortized over the expected period of the development process, which is generally three years. The amortization period is re-assessed by management as new timelines are established for the project in-service date, and the amortization period is adjusted.

·
The remaining proceeds are allocated to the following deliverables based on vendor specific objective evidence (“VSOE”) of each item: 1) achievement of a signed Power Purchase Agreement (“PPA”) with an electrical utility, and 2) final commissioning of the wind farm turbines.  Management has determined that these deliverables have stand-alone value, and performance of the undelivered services are considered probable and in the control of the Company

Wind Farm Management Services

Revenues earned from administrative, management and maintenance services agreements are recognized as the services are provided. The administrative and management services agreements call for quarterly payments in advance or arrears of services rendered based on the terms of the agreement. The administrative and management services payments in advance are carried as deferred revenue and recognized monthly as services are performed. Maintenance services are generally billed on a time and materials basis. Revenues from services work are recognized when services are performed.

Wind Farm Construction Services

The Company recognizes revenue on construction contracts on the percentage of completion method with costs and estimated profits included in contract revenue as work is performed. Construction contracts generally provide that customers accept completion of progress to date and compensate the Company for services rendered measured in terms of units installed, hours expended or some other measure of progress. The Company recognizes revenue on both signed contracts and change orders. Percentage of completion for construction contracts is measured principally by the percentage of costs incurred as part of the balance of plant contract (which excludes the wind turbines) and accrued to date for each contract to the estimated total cost for each contract at completion. The Company generally considers contracts to be substantially complete upon departure from the work site and acceptance by the customer. Contract costs include all direct material (excluding wind turbines), labor and insurance costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs and depreciation costs. Changes in job performance, job conditions, estimated contract costs and profitability and final contract settlements may result in revisions to costs and income and the effects of these revisions are recognized in the period in which the revisions are determined. Provisions for total estimated losses on uncompleted contracts are made in the period in which such losses are determined. The balances billed but not paid by customers pursuant to retainage provisions in construction contracts will be due upon completion of the contracts and acceptance by the customer. Based on the Company’s experience with similar contracts in recent years, the retention balance at each balance sheet date will be collected within the subsequent fiscal year.

The asset “Costs and estimated earnings in excess of billings on uncompleted contracts” represents revenues recognized in excess of amounts billed which management estimates will be billed and collected within the next twelve months.  The liability “Billings in excess of costs and estimated earnings on uncompleted contracts” represents billings in excess of revenues recognized. Costs and estimated earnings in excess of billings on uncompleted contracts are amounts considered recoverable from customers based on different measures of performance, including achievement of specific milestones, or at the completion of the contract.

Electricity sales

Electricity sales by wind energy facilities to its utility purchaser are recognized as electrical energy is produced.   In accordance with generally accepted accounting principles, revenue levelization is required whenever there is a variable, de-escalating pricing arrangement such as the power purchase agreement (PPA) with Woodstock Hills.  This requires that the revenue be levelized over the term of the agreement.  The revenue recognized is the lesser of the amount billable under the contract, or the amount determined by the megawatt hours made available during the period multiplied by the average revenue per megawatt hour over the life of the PPA.

The Woodstock Hills wind farm is credited with producing Renewable Energy Credits (REC’s). These have a market value, and as REC’s are sold on the open market, the Company will recognize the proceeds as a reduction in the carrying amount of the deferred power purchase contract revenue.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying value of cash, accounts receivable, and accounts payable, and other working capital items approximate fair value at March 31, 2012 due to the short maturity nature of these instruments. The carrying value of restricted cash and short-term investments approximate their fair value based on quoted market prices. The Company believes the carrying value of the derivative instruments approximates fair value based on widely accepted valuation techniques including discounted cash flow analysis which includes observable market-based inputs. The Company believes the carrying amount of the notes payable approximates the fair value due to a significant portion of total indebtedness contains variable interest rates and this rate is a market interest rate for these borrowings

COMPARATIVE DATA

Certain 2011 balance sheet line and statement of operations items have been reclassified to conform to the current period’s presentation. These changes had no effect on previously reported net income, stockholders’ equity or cash flows.

2.         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CASH

The Company maintains cash balances at various financial institutions.  Accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000.  At times throughout the year cash balances may exceed the FDIC insurance limits.  In August 2008, the Company obtained an excess deposit insurance bond to insure deposits up to an additional $2.4 million beyond the FDIC coverage. The bond was effective August 2008 through February 2010, and subsequently was replaced in February 2010 with a $1.7 million irrevocable letter of credit. This letter of credit was subsequently reduced to $1.5 million in November 2011. The Company monitors its cash balances to ensure adequacy of collateral for depository balances at financial institutions that exceed FDIC insured amounts.

RESTRICTED CASH

Restricted cash and escrow reserves for lender includes deposits held in bank accounts under the control by the lender or the  power purchaser for which the use of funds, as required by financing agreements, is restricted to meet specific project  obligations and debt service requirements.

SHORT TERM INVESTMENTS

Short-term investments include certificates of deposits maintained at various financial institutions. The certificates are intended to be held for investment purposes through their maturity dates that occur at various times throughout the next 12 months.  At December 31, 2011 and 2010, the Company’s short-term investments totaled approximately $565,000 and $627,000, respectively, which included accrued interest receivable.

RESTRICTED SHORT TERM INVESTMENTS

Restricted short-term investments include certificates of deposits maintained at various financial institutions and totaled approximately $382,000 and $419,000 at December 31, 2011 and 2010, respectively. These restricted investments included accrued interest receivable. The certificates are intended to be held for investment purposes through their maturity dates that occur at various times throughout the next twelve months.  These investments are classified as restricted as they being held as collateral against a note payable to a bank.

ACCOUNTS RECEIVABLE

Credit terms are extended to customers in the normal course of business.  The Company performs ongoing credit evaluations of its customers’ financial condition and, generally, requires no collateral.

Trade accounts receivable are recorded at their estimated net realizable value. Accounts are considered past due if payment is not made on a timely basis in accordance with the Company’s credit terms. Accounts considered uncollectible are written off. The Company follows a policy of providing an allowance for doubtful accounts, however, based on historical experience, and its evaluation of the current status of receivables, the Company is of the belief that such accounts will be collectible in all material respects and thus an allowance was not considered necessary at December 31, 2011 or December 31, 2010.

SECTION 1603 GRANTS

Section 1603 of the American Recovery and Reinvestment Act of 2009 allows the Treasury to provide a grant in lieu of Investment Tax Credits (a “Section 1603 grant”) for renewable generation property. The grant is approximately 30% of the allowed tax basis capital expenditures for the wind farm. Earned Section 1603 grants are deferred on the balance sheet as deferred revenue. Amortization of the deferred revenue is recognized over the estimated useful life of the wind turbines and recorded as a reduction to depreciation expense.

INVENTORIES

Inventories, consisting primarily of parts and materials relating to the production of small scale wind turbines and large scale turbines purchased for, but not yet allocated to, various construction projects, are stated at the lower of cost or market value.

REIMBURSABLE PROJECT COSTS

Reimbursable project costs represent advances made on behalf of wind farm entities to assist them in the legal, preconstruction project costs, or other advances made prior to construction.

PROJECT DEVELOPMENT COSTS

Project development costs represent amounts paid by the Company for projects that Juhl Wind is either: (1) the wind farm developer and project owner, (2) a partial project owner, or (3) is the primary beneficiary of the project. Project development costs are carried as a long-term asset until such time that the Company receives a reimbursement as a part of the permanent debt or equity financing of a commissioned wind farm project, or alternatively, the Company may convert these costs into an investment in the project.

At December 31, 2011 and 2010, respectively, -0- and $2,228,332 of the project development costs were  related to a consolidated VIE and generally not available to the Company.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Major renewals and improvements are capitalized, while replacements, maintenance and repairs which do not improve or extend the life of the respective assets are expensed currently.

Property and equipment are being depreciated over their estimated useful lives using the straight-line method.

Major categories of property and equipment and their depreciable lives are as follows:

Building and Improvements	7-39 Years
Vehicles	5 Years
Machinery and Shop Equipment	5-7 Years
Wind Turbines and Substation	13-25 Years

LONG-LIVED ASSETS

Long-lived assets, such as property and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by an asset to the carrying value of the asset. If the carrying value of the long-lived asset is not recoverable on an undiscounted cash flow basis, impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques including, but not limited to, discounted cash flow models, quoted market values and third-party independent appraisals.

ESCROW CASH RESERVES FOR CONTRACTUAL COMMITMENTS

 Cash amounts that have been deposited into reserve funds in connection with note or line of credit arrangements   are considered to be non-current assets.

STOCK OPTION PLANS

Upon issuance of employee stock options on June 24, 2008 (plan inception date), the Company adopted authoritative guidance relating to “Share-Based Payments.” This guidance requires that all stock-based compensation be recognized as an expense in the consolidated financial statements and that such cost be measured at the fair value of the award. The Company recognizes compensation expense to employees based on the estimated grant date fair value using the Black-Scholes option-pricing model.

The Company accounts for stock-based instruments granted to nonemployees under the fair value method. Stock-based instruments usually are recorded at their underlying fair value.  In certain instances, the fair value of the goods or services is used to determine the value of the equity instrument as it is a better measure of fair value.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company's accounting for fair value measurements of assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring or nonrecurring basis adhere to the Financial Accounting Standards Board (FASB) fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The Company has adopted guidance for fair value measurement related to nonfinancial items that are recognized and disclosed at fair value in the financial statements on a nonrecurring basis. The guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements).

The three levels of the fair value hierarchy are as follows:

•	Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

•
Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•	Level 3 inputs are unobservable inputs for the asset or liability.

The level in the fair value hierarchy within which a fair measurement in its entirety falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

Except for those assets and liabilities which are required by authoritative accounting guidance to be recorded at fair value in our balance sheets, the Company has elected not to record any other assets or liabilities at fair value. No events occurred during the year ended December 31, 2011 that required adjustment to the recognized balances of assets or liabilities, which are recorded at fair value on a nonrecurring basis.

The carrying value of cash, restricted cash, accounts receivable, accounts payable and accrued liabilities and other working capital accounts approximates fair value due to the short maturity of these instruments.

 DERIVATIVE FINANCIAL INSTRUMENTS

The Company has an interest rate swap agreement that effectively converts 75% of the borrowings on its long-term debt from a variable interest rate to a fixed interest rate. The fair value of the interest rate swap liability is recorded in the balance sheet, and changes in fair value of the interest rate swap agreement are recognized as other income in the statement of operations. Further information related to the interest rate swap is discussed in Note 17.

USE OF ESTIMATES

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. The Company uses estimates and assumptions in accounting for the following significant matters, among others: revenue recorded from the development agreements and construction contract revenue; realizability of accounts and promissory notes receivable; determination of the primary beneficiary of a variable interest entity; valuation of deferred tax assets, deferred power purchase revenue, stock-based compensation and warrants, asset retirement obligations, derivative instruments and other contingencies. Revenue from the development agreements is adjusted to reflect actual costs incurred by the project upon the commercial operation date.  Accordingly, actual revenue may differ from previously estimated amounts, and such differences may be material to the consolidated financial statements. The Company periodically reviews estimates and assumptions, and the effects of any such revisions are reflected in the period in which the revision is made.

REVENUE RECOGNITION

Turbine Sales and Service:

Turbine sales occur from small scale wind turbines that are internally re-manufactured and sold by the Company, or through purchase and resale of larger scale wind turbines to wind farm project owners. Revenue from the sale of small scale wind turbines are recognized upon shipment to the customer as transfer of ownership, risk of loss and risk of loss have been transferred to the customer.  Deposits received from customers are included as deferred revenue until shipment occurs. Revenues from the sale of larger scale wind turbines are generally recognized in conjunction with the construction services percentage of completion accounting discussed below. Commencement of revenue recognition is only after turbine erection activities have begun.

Turbine services include time-and-material arrangements related to existing installations of wind turbine equipment.  Revenue is recognized upon completion of the maintenance services.

Licensing Revenue

Revenues earned from licensing agreements are amortized using the straight-line method over the term of the agreement.

Wind Farm Consulting, Development and Management Services:

Consulting Services

Consulting services fees are primarily fixed fee arrangements of a short-term duration and are recognized as revenue on a completed contract basis.

Wind Farm Development Services

The Company normally earns a development service fee from each of the wind farm projects that it develops in cooperation with wind farm investors. These development services arrangements are evaluated under authoritative guidance relating to “Revenue Arrangements with Multiple Deliverables,” which addresses certain aspects of accounting by a vendor for arrangements under which the vendor will perform multiple revenue generating activities.

The development services fee revenue is recognized as follows:

•
Proceeds received upon the signing of a Development Services Agreement (generally 10% of the total expected development fee) are amortized over the expected period of the development process, which is generally three years. The amortization period is re-assessed by management as new timelines are established for the project in-service date, and the amortization period is adjusted.

•
The remaining proceeds are allocated to the following deliverables based on vendor specific objective evidence (“VSOE”) of each item: 1) achievement of a signed Power Purchase Agreement (“PPA”) with an electrical utility, and 2) final commissioning of the wind farm turbines.  Management has determined that these deliverables have stand-alone value, and performance of the undelivered services are considered probable and in the control of the Company.

Wind Farm Management Services

Revenues earned from administrative, management and maintenance services agreements are recognized as the services are provided. The administrative and management services agreements call for quarterly payments in advance or arrears of services rendered based on the terms of the agreement. The administrative and management services payments in advance are carried as deferred revenue and recognized monthly as services are performed. Maintenance services are generally billed on a time and materials basis. Revenues from services work are recognized when services are performed.

Wind Farm Construction Services

The Company recognizes revenue on construction contracts on the percentage of completion method with costs and estimated profits included in contract revenue as work is performed. Construction contracts generally provide that customers accept completion of progress to date and compensate the Company for services rendered measured in terms of units installed, hours expended or some other measure of progress. The Company recognizes revenue on both signed contracts and change orders. A discussion of the treatment of claims and unapproved change orders is described later in this section. Percentage of completion for construction contracts is measured principally by the percentage of costs incurred as part of the balance of plant contract (which excludes the wind turbines) and accrued to date for each contract to the estimated total cost for each contract at completion. The Company generally considers contracts to be substantially complete upon departure from the work site and acceptance by the customer. Contract costs include all direct material (excluding wind turbines), labor and insurance costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs and depreciation costs. Changes in job performance, job conditions, estimated contract costs and profitability and final contract settlements may result in revisions to costs and income and the effects of these revisions are recognized in the period in which the revisions are determined. Provisions for total estimated losses on uncompleted contracts are made in the period in which such losses are determined. The balances billed but not paid by customers pursuant to retainage provisions in construction contracts will be due upon completion of the contracts and acceptance by the customer. Based on the Company’s experience with similar contracts in recent years, the retention balance at each balance sheet date will be collected within the subsequent fiscal year.

The asset “Costs and estimated earnings in excess of billings on uncompleted contracts” represents revenues recognized in excess of amounts billed which management estimates will be billed and collected within the next twelve months.  The liability “Billings in excess of costs and estimated earnings on uncompleted contracts” represents billings in excess of revenues recognized. Costs and estimated earnings in excess of billings on uncompleted contracts are amounts considered recoverable from customers based on different measures of performance, including achievement of specific milestones, or at the completion of the contract.

Electricity sales

Electricity sales by wind energy facilities to its utility purchaser are recognized as electrical energy is produced.   In accordance with generally accepted accounting principles, revenue levelization is required whenever there is a variable, de-escalating pricing arrangement such as the power purchase agreement (PPA) with Woodstock Hills.  This requires that the revenue be levelized over the term of the agreement.  The revenue recognized is the lesser of the amount billable under the contract, or the amount determined by the megawatt hours made available during the period multiplied by the average revenue per megawatt hour over the life of the PPA.

The Woodstock Hills wind farm is credited with producing Renewable Energy Credits (REC’s). These have a market value, and as REC’s are sold on the open market, the Company will recognize the proceeds as a reduction in the carrying amount of the deferred power purchase contract revenue.

EARNINGS (LOSS) PER SHARE

Basic net income (loss) per share is computed by dividing net income (loss) by the weighted average number of shares outstanding during the period.  Diluted net income per share is computed by dividing net income (loss) by the weighted average number of shares and share equivalents outstanding during the period. For the year ended December 31, 2011, the Company had no share equivalents outstanding relating to outstanding stock options and warrants because their respective exercise prices were greater than the average closing market price of the Company’s common stock.  For the year ended December 31, 2010, the effects of the share equivalents were excluded from the computation of diluted shares outstanding as their effects would be anti-dilutive, due to the Company’s net loss attributable for common stockholders for those periods.

INCOME TAXES

Deferred income taxes are provided for timing differences between financial statements and income tax reporting, primarily from the use of accelerated depreciation methods for income tax purposes, stock based compensation, prepaid expenses, accrued liabilities, warranty costs, deferred revenue and net operating losses that are available to offset future taxable income.  The measurement of deferred tax assets and liabilities is based on provisions of the 1 benefits and liabilities when realization of the tax position is uncertain. The first step is to determine whether the tax positions meet the more-likely-than-not condition for recognition and the second step is to determine the amount to be recognized based on the cumulative probability that exceeds 50%.

The Company recognizes in its consolidated financial statements only those tax positions that are "more-likely-than-not" of being sustained upon examination by taxing authorities, based on the technical merits of the position. The Company performed a comprehensive review of its material tax positions in accordance with recognition and measurement standards.  Based on this review, the Company has concluded that there are no significant uncertain tax positions that would require recognition or disclosure within the consolidated financial statements.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With a few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by tax authorities for years before 2008.  The Company's policy is to recognize interest and penalties related to uncertain tax benefits in income tax expense. The Company has no significant accrued interest or penalties related to uncertain tax positions as of December 31, 2011 or 2010 and such uncertain tax positions as of each date are insignificant.

COMPARATIVE DATA

Certain 2010 balance sheet line items have been reclassified to conform to the current year’s presentation. Deferred licensing revenue has been reclassified into short and long term portions in order to present the nature of the revenue to be recognized.  Series A preferred stock dividends for 2010 that were paid in the form of common stock have been reclassified as a reduction of additional paid-in capital rather than accumulated deficit.

Concentrations	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Concentration Risk, Customer
3.                CONCENTRATIONS

The Company derived approximately 84% of its revenue for the three-months ended March 31, 2012 from two customers primarily as a result of the electricity sales and maintenance services, and 94% of its revenue for the three months ended March 31, 2011 was from sales to 4 customers primarily as a result of development and construction services fees. At March 31, 2012 and December 31, 2011, 75% and 79% of the Company's accounts receivable were due from two and one customers, respectively.

8.        CONCENTRATIONS, RISKS AND UNCERTANTIES

The Company derived approximately 83% of its revenue for the year ended December 31, 2011 from six customers primarily as a result of the construction activities and wind farm development fees, and 79% of its revenue for the year ended December 31, 2010 was from sales to five customers. At December 31, 2011 and December 31, 2010, 79% and 97% of the Company's accounts receivable were due from one customer, respectively.

Accounts Receivable	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Accounts Receivable, Additional Narrative Disclosure	4. ACCOUNTS RECEIVABLE
Accounts receivable consists of the following:

	March 31, 2012	December 31, 2011*
Wind farm management/maintenance	$264,422	$253,928
Electricity sales	362,142	321,619
Construction contracts	-	1,440,303
Turbine sales and service	10,152	49,089
Total	$636,716	$2,064,939

*Derived from December 31, 2011 audited financial statements

9.        ACCOUNTS RECEIVABLE

Accounts receivable consists of the following:

	December 31, 2011	December 31, 2010
Wind farm development/management	$253,928	$23,284
Electricity sales	321,619	-
Construction contracts	1,440,303	3,165,787
Turbine sales and service	49,089	9,561
Total	$2,064,939	$3,198,632

Inventory	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Inventory Disclosure [Text Block]
5.                INVENTORY

Inventory consists of the following:

	March 31, 2012	December 31, 2011*
Materials and supplies	$275,096	$270,873
Total	$275,096	$270,873

*Derived from December 31, 2011 audited financial statements

10.      INVENTORY

Inventory consists of the following:

	December 31, 2011	December 31, 2010
Materials and supplies	$270,873	$242,901
Wind turbines designated for construction contract	-	1,393,333
Work-in-progress	-	-
Total	$270,873	$1,636,234

Property and Equipment	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Property, Plant and Equipment Disclosure [Text Block]
6.                PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	March 31, 2012	December 31, 2011*
Land and improvements	$60,158	$60,158
Building and improvements	294,590	294,590
Equipment, including vehicles	437,117	413,358
Turbines and improvements	25,667,243	25,633,493
Construction in process	85,413	65,284
Subtotal	26,544,521	26,466,883
Less accumulated depreciation	(945,369)	(620,480)
Total	$25,599,152	$25,846,403

*Derived from December 31, 2011 audited financial statements

11.      PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	December 31, 2011	December 31, 2010
Land and improvements	$60,158	$18,700
Building and improvements	294,590	288,218
Equipment, including vehicles	413,358	414,940
Turbines and improvements	25,633,493	-
Construction in process	65,284	58,903
Subtotal	26,466,883	780,761
Less accumulated depreciation	(620,480)	(291,872)
Total	$25,846,403	$488,889

Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Income Tax Disclosure [Text Block]
7.                 INCOME TAXES

The Company files a consolidated tax return inclusive of each of its wholly-owned subsidiaries, JES (formerly DanMar), JEDI, JRA, JRES and NextGen.

The Company has recorded deferred tax assets and liabilities arising from the anticipated timing differences recorded in the consolidated financial statements and income tax returns for various accrued expenses, accounting methods used in computing depreciation and revenue recognition, and benefits from net operating loss carryforwards.

The income tax expense (benefit) for the three month periods ended March 31, 2012 and 2011 consists of the following components:

	2012	2011
Current	$-	$700,000
Deferred	(267,000)	1,252,000
Total income tax expense (benefit)	$(267,000)	$1,952,000

The components of the deferred income tax asset and liability as of March 31, 2012 and 2011 are as follows:

	2012	2011
Current deferred income tax asset:
Accrued vacation and compensation	$114,000	$187,000
Reserves for warranty and doubtful accounts	20,000	17,000
Other	33,000
Total	$167,000	$204,000

Non-current deferred income tax asset:
Stock-based compensation expense		$836,000	$722,000
Deferred revenue/other		1,072,000	370,000
Net operating loss carryforward		2,292,000
Less valuation allowance		(836,000)	(722,000)
Total		$3,364,000	$370,000

Current deferred income tax liability:
Completed contract accounting	$		$163,000
Prepaid expenses		49,000
Total		$49,000	$163,000

Non-current deferred income tax liability
Depreciation		$3,264,000	$26,000

Deferred income taxes are presented on the consolidated balance sheet under the following captions at March 31, 2012 and 2011:

	2012	2011
Total current assets	$118,000	$41,000
Total other assets	100,000	344,000
Total	$218,000	$385,000

In assessing the realization of deferred tax assets, the Company’s management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.  The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.  The Company’s management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. As of March 31, 2012, a valuation allowance of $836,000 has been recognized for deferred tax assets, primarily for stock-based compensation.

The following represents the reconciliation of the statutory federal tax rate and the effective tax rate for the three months ended March 31, 2012:

Statutory tax rate	$232,000	34.0%
States taxes, net of federal benefit	41,000	6.0
Nondeductible income/expenses	(2,000)	(.3)
Other, net	14,000	2.1
Increase in valuation allowance	(18,000)	(2.6)
	$267,000	39.2%

13.      INCOME TAXES

The Company files a consolidated tax return inclusive of each of its wholly-owned subsidiaries, JES (formerly DanMar), JEDI, JRA and NextGen.

The Company has recorded deferred tax assets and liabilities arising from the anticipated timing differences recorded in the financial statements and income tax returns for various accrued expenses, accounting methods used in computing depreciation and revenue recognition and benefits from net operating loss carryforwards.

The income tax provision (benefit) for the years ended December 31, 2011 and 2010 consists of the following components:

	2011	2010
Current	$90,000	$-
Deferred	1,686,000	(978,000)
Total income tax provision (benefit)	$1,776,000	$(978,000)

The components of the deferred income tax asset and liability as of December 31, 2011 and December 31, 2010 are as follows:

	2011	2010*
Current deferred income tax asset:
Accrued vacation and compensation	$111,000	$178,000
Reserves for warranty and other	51,000	18,000
Net operating loss carryforward	-	1,310,000
Total	$162,000	$1,506,000

Non-current deferred income tax asset:
Stock-based compensation expense	$818,000	$667,000
Deferred revenue/other	472,000	390,000
Net operating loss carryforward	1,672,000	-
1603 cash grant basis	562,000	-
State depreciation adjustments	358,000	-
Less valuation allowance	(818,000)	(681,000)
Total	$3,064,000	$376,000

Current deferred income tax liability:
Completed contract accounting	$-	$217,000
Prepaid expenses	54,000	-
Total	$54,000	$217,000

Non-current deferred income tax liability
Depreciation	$3,221,000	$28,000

Deferred income taxes are presented on the consolidated balance sheet under the following captions at December 31, 2011 and 2010:

	2011	2010
Net current assets	$108,000	$1,289,000
Net non-current assets	-	348,000
Net non-current liabilities	(157,000)	-
Total	$(49,000)	$1,637,000

In assessing the realization of deferred tax assets, the Company’s management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.  The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.  The Company’s management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. As of December 31, 2011, a valuation allowance of $818,000 has been recognized for deferred tax assets, primarily for stock-based compensation.

The following represents the reconciliation of the statutory federal tax rate and the effective tax rate for the year ended December 31, as follows:

	2011		2010

Statutory tax rate	$1,638,000	34.0%	$(919,000)	34.0%
States taxes, net of federal benefit	289,000	6.0	(162,000)	6.0
Nondeductible income/expenses	10,000	0.2	7,000	(0.3)
Other, net	(298,000)	(6.2)	3,000	(0.1)
Increase in valuation allowance	137,000	2.8	93,000	(3.4)
	$1,776,000	36.8%	$(978,000)	36.2%

Promissory Notes Payable	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Promissory Notes Payable [Text Block]
8.             PROMISSORY NOTES PAYABLE

Promissory notes payable consists of the following:

	March 31, 2012	December 31, 2011*

Note payable to a turbine supplier, including interest at 6%, initially payable in April 2012 based on additional project financing and classified as current at December 31, 2011. In lieu of a refinancing, beginning May 2012, the note payable is payable through 95% of net cash flows from a wind project; secured by Company’s first secured rights arising out of its Development and Construction Services Agreement with the underlying project. The note payable has been classified as long-term at March 31, 2012 based on estimated payments from project cash flows.	$2,797,814	$2,759,190

Note payable to a construction subcontractor, including interest at 8%; paid in full March 2012	-	1,732,073

Note payable to a governmental entity, bearing no interest, paid in full in February 2012	-	84,800
Totals	$2,797,814	$4,576,063

Less current portion	(231,804)	(4,576,063)
Long-term portion	$2,566,010	$-

*Derived from December 31, 2011 audited financial statements

14.      PROMISSORY NOTES PAYABLE

Promissory notes payable consists of the following:

	December 31, 2011	December 31, 2010

Note payable to a construction subcontractor, including interest at 8%, secured by the Company’s rights in its Development and Construction Services Agreement from underlying project and guaranteed by Juhl Wind parent company. In 2011, the balance was converted to a note directly between the subcontractor and the project (see Note 6).	$-	$5,264,093

Note payable to a turbine supplier, including interest at 6%, payable April 2012; secured by Company’s first secured rights arising out of its Development and Construction Services Agreement with the underlying project	2,759,190	2,628,063

Note payable to a construction subcontractor, including interest at 8%, payable upon 180 days of reaching the mechanical completion date as defined in the underlying balance of plant construction agreement; secured by Company’s rights in its Second Amended Development and Construction Services Agreement from underlying project. The note was paid in full March 2012.	1,732,073	2,435,852

Note payable to a governmental entity, bearing no interest, paid in full in February 2012	84,800	-
Totals	$4,576,063	$10,328,008

All amounts are classified as current liabilities on the balance sheet at December 31, 2011 and 2010.

Short-Term Notes Payable	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Short Term Notes Payable [Text Block]
9.                SHORT-TERM NOTES PAYABLE

Short-term notes payable consists of the following:

	March 31, 2012	December 31, 2011*
Cash grant bridge note payable to a bank, with interest at 3-month LIBOR plus 2.75 basis points (3.28% at December 31, 2011); loan was paid in full March 2012 upon receipt of the cash grant	$-	$2,588,200

Note payable to bank, interest payable monthly at 5%, collateralized by certificates of deposit, due November 2012	359,595	376,503
	$359,595	$2,964,703

*Derived from December 31, 2011 audited financial statements

15.      SHORT-TERM NOTES PAYABLE

Short-term notes payable at December 31, 2011 and 2010 consists of the following:

	December 31, 2011	December 31, 2010

Cash grant bridge note payable to a bank, with interest at 3-month LIBOR plus 2.75 basis points (3.28% at December 31, 2011); due February 2012, interest payable on due date; collateralized by wind farm project assets; loan was paid in full March 2012 upon receipt of the cash grant	$2,588,200	$-

Note payable to bank, interest payable monthly at 5%, collateralized by certificates of deposit, due November 2012.	376,503	411,167
	$2,964,703	$411,167

The weighted average interest rate for December 31, 2011 and 2010 was 3.49% and 5%, respectively. Interest expense for the years ended December 31, 2011 and 2010 approximated $502,000 and $21,40, respectively.

Nonrecourse Debt	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Nonrecourse Debt [Text Block]
10.   NONRECOURSE DEBT

Nonrecourse debt obligations consist of the following:

	March 31, 2012	December 31, 2011*
Note payable to bank, due January 2016, with interest at 5.5%; payable in quarterly installments of $82,031, collateralized by Woodstock Hills assets including turbines and improvements, rights to payment under leases and the power purchase contract	$1,169,604	$1,234,287

Note payable to a bank, bearing interest at 6-month LIBOR plus 2.75 basis points (3.5% at December 31, 2011); due April 2026; principal and interest payments due semi-annually; collateralized by all Valley View wind farm project assets; see Note 11 for interest rate swap disclosure	10,153,208	10,153,208
Total nonrecourse debt	11,322,812	11,387,495
Less current portion	(740,820)	(737,167)
Long-term portion	$10,581,992	$10,650,328

*Derived from December 31, 2011 audited financial statements

16.      NONRECOURSE DEBT

Nonrecourse debt obligations consist of the following:

	December 31, 2011	December 31, 2010
Note payable to bank, due January 2016, with interest at 5.5%; payable in quarterly installments of $82,031, collateralized by Woodstock Hills assets including turbines and improvements, rights to payment under leases and the power purchase contract	$1,234,287	$-

Note payable to a bank, bearing interest at 6-month LIBOR plus 2.75 basis points (3.5% at December 31, 2011); due April 2026; principal and interest payments due semi-annually; collateralized by all Valley View wind farm project assets; see Note 17 for interest rate swap disclosure	10,153,208	-
Total nonrecourse debt	11,387,495	-
Less current portion	(737,167)	-
Long-term portion	$10,650,328	$-

The future minimum principal payments of the nonrecourse debt are as follows:

For the period ended December 31,
2012	$737,167
2013	784,606
2014	835,162
2015	888,673
2016	630,349
Thereafter	7,511,538
Total	$11,387,495

In conjunction with the Woodstock Hills nonrecourse bank note, a maintenance and repair reserve of $250,000 is required to be maintained. The bank is permitting this reserve to be funded ratably over eight quarters at $31,250 per quarter.  The balance of the cash reserve is $93,750 at December 31, 2011 and is included in long term assets under the caption Escrow Cash Reserves for Contractual Commitments.

The Valley View wind farm nonrecourse debt originally was a $10,300,000 construction loan that converted to a term loan upon completion of construction in November.   The credit facility also includes a standby letter of credit in an amount of $750,000 pursuant to a security fund provision in the PPA. Substantially all assets and contract rights of the Valley View wind farm are pledged as security under the Financing Agreement. The Financing Agreement carries a two-year guarantee by the turbine supplier that the project will maintain a certain debt service coverage ratio.   The Financing Agreement and the related mortgage documents contain reporting requirements and restrictive loan covenants, which require the maintenance of various financial ratios.

In conjunction with the Valley View nonrecourse bank note, maintenance and debt service cash reserves of $150,000 and $450,000, respectively, are required to be maintained. These required reserves of $600,000 were deposited into escrow accounts held by the lender at the time of the term loan closing.  The amounts are included under the caption Escrowed Cash Reserves for Contractual Commitments.

Derivative Financial Instrument and Fair Value - Interest Rate Swap	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Derivative Instruments and Hedging Activities Disclosure [Text Block]
11.   DERIVATIVE FINANCIAL INSTRUMENT AND FAIR VALUE - INTEREST RATE SWAP

The Valley View wind farm entered into an interest rate swap agreement with a notional amount of $7,700,000 to effectively convert those borrowings under its long-term debt arrangement from a variable interest rate to a fixed interest rate of approximately 3.71% during its 15-year term. The fair value of the interest rate swap agreement obligation (Level 2 in the fair value hierarchy) approximated $1,012,170 and $1,012,499 at March 31, 2012 and December 31, 2011, respectively, and is recorded as a current and long-term liability in the consolidated balance sheet. The Company determines the fair value of the interest rate swap by using widely accepted valuation techniques including discounted cash flow analysis on the expected cash flows of the instrument. The analysis reflects the contractual terms of the swap agreement, including the period to maturity and uses observable market-based inputs and uses the market standard methodology of netting the discounted future fixed cash receipts and the discounted expected variable cash payments.

Noncash other income recorded in connection with the change in the fair value of the interest rate swap agreement approximated $329 during the quarter ended March 31, 2012.

The following table provides details regarding the Company's derivative instruments at March 31, 2012:

Instruments	Balance Sheet location	Assets	Liabilities
Interest rate swap	Current liabilities	$ -	$ 206,359
Interest rate swap	Long-term liabilities	-	805,811

The following table provides details regarding the approximate gains and losses from the Company's derivative instruments in the statement of operations, none of which are designated as effective hedging instruments:

Instrument	Statement of operations location	Quarter ended March 31, 2012
Interest rate swap	Other income (expense)	$ 329

17.      DERIVATIVE FINANCIAL INSTRUMENT AND FAIR VALUE - INTEREST RATE SWAP

The Valley View wind farm entered into an interest rate swap agreement with a notional amount of $7,700,000 to effectively convert those borrowings under its long-term debt arrangement from a variable interest rate to a fixed interest rate of approximately 3.71% during its 15-year term. The fair value of the interest rate swap agreement obligation (Level 2 in the fair value hierarchy) approximated $1,012,499 at December 31, 2011, and is recorded as a current and long-term liability in the consolidated balance sheet. The Company determines the fair value of the interest rate swap by using widely accepted valuation techniques including discounted cash flow analysis on the expected cash flows of the instrument. The analysis reflects the contractual terms of the swap agreement, including the period to maturity and uses observable market-based inputs and uses the market standard methodology of netting the discounted future fixed cash receipts and the discounted expected variable cash payments.

Noncash other expense recorded in connection with the change in the fair value of the interest rate swap agreement approximated $5,214 during the period ended December 31, 2011.

The following table provides details regarding the Company's derivative instruments at December 31, 2011:

Instruments	Balance Sheet location	Assets	Liabilities
Interest rate swap	Current liabilities	$-	$199,946
Interest rate swap	Long-term liabilities	-	812,553

The following table provides details regarding the approximate gains and losses from the Company's derivative instruments in the statement of operations, none of which are designated as effective hedging instruments:

Instrument	Statement of operations location	Year Ended December 31, 2011
Interest rate swap	Other income (expense)	$(5,214)

Deferred Power Purchase Contract Revenue	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Long-term Contracts or Programs Disclosure [Text Block]

12.              DEFERRED POWER PURCHASE CONTRACT REVENUE

Woodstock Hills wind farm

The Woodstock Hills wind farm entered into a power purchase agreement (PPA) with Northern States Power (NSP) in 1997.  The agreement, among other things, requires NSP to purchase all of the electricity output from the Woodstock Hills wind energy generation facility over a 30-year period following its commercial operation date at rates provided in the agreement.  The commercial operation date has been deemed to be May 1, 2004.  The power purchase rates were set at a higher level in the early years of the agreement in order to assist Woodstock Hills in obtaining financing.  The PPA power purchase rates will range from $16 to $45 per megawatt hour over the remaining 23 years of the PPA term, with an average of approximately $29 per megawatt hour over the remaining duration of the agreement.

In accordance with our revenue recognition policy in Note 2, revenue levelization is used to recognize revenue from the electricity sales of Woodstock Hills.  Revenue deferred under this levelization calculation at March 31, 2012 was approximately $337,000.

At the time of acquisition of Woodstock Hills in April 2011, the power purchase rates in the PPA between Woodstock Hills and NSP were considered unfavorable when compared with market conditions at the time of the acquisition. As a result, an unfavorable contract liability of approximately $3,418,000 was recognized on the acquisition date.  The amount of this liability was determined based on what we estimated is the current market rate that power purchasers are paying for electrical power, net of the fair value of the renewable energy credits that Woodstock Hills could be expected to realize during the term of the PPA.   The unfavorable contract liability will be expected to increase through 2017 based on the current power purchase rate structure, and the liability amount from 2018 and forward will be amortized as an increase to net revenue based on the decreasing PPA rates over the remaining contractual term.  The net increase to the unfavorable contract liability from the date of acquisition to March 31, 2012 was approximately $85,000.

The Company has recorded the following long term liability in its financial statements in relation to the PPA:

	March 31, 2012	December 31, 2011*
Rate levelization adjustment	$336,623	$231,086
Unfavorable contract liabilities	3,503,704	3,489,287
Total	$3,840,327	$3,720,373

*Derived from December 31, 2011 audited financial statements

18.      POWER PURCHASE CONTRACT LIABILITY

Woodstock Hills wind farm

The Woodstock Hills wind farm entered into a power purchase agreement (PPA) with Northern States Power (NSP) in 1997.  The agreement, among other things, requires NSP to purchase all of the electricity output from the Woodstock Hills wind energy generation facility over a 30-year period following its commercial operation date at rates provided in the agreement.  The commercial operation date has been deemed to be May 1, 2004.  The power purchase rates were set at a higher level in the early years of the agreement in order to assist Woodstock Hills in obtaining financing.  The PPA power purchase rates will range from $16 to $45 per megawatt hour over the remaining 23 years of the PPA term, with an average of approximately $29 per megawatt hour over the remaining duration of the agreement.

In accordance with our revenue recognition policy in Note 1, revenue levelization is used to recognize revenue from the electricity sales of Woodstock Hills.  Revenue deferred under this levelization calculation at December 31, 2011 was approximately $231,000.

At the time of acquisition of Woodstock Hills in April 2011, the power purchase rates in the PPA between Woodstock Hills and NSP were considered unfavorable when compared with market conditions at the time of the acquisition. As a result, an unfavorable contract liability of approximately $3,418,000 was recognized on the acquisition date.  The amount of this liability was determined based on what we estimated is the current market rate that power purchasers are paying for electrical power, net of the fair value of the renewable energy credits that Woodstock Hills could be expected to realize during the term of the PPA.   The unfavorable contract liability will be expected to increase through 2017 based on the current power purchase rate structure, and the liability amount from 2018 and forward will be amortized as an increase to net revenue based on the decreasing PPA rates over the remaining contractual term.  The net increase to the unfavorable contract liability from the date of acquisition to December 31, 2011 was approximately $70,000.

The Company has recorded the following long term liability in its financial statements in relation to the PPA:

	December 31, 2011	December 31, 2010
Rate levelization adjustment	$231,086	$-
Unfavorable contract liabilities	3,489,287	-
Total	$3,720,373	$-

The PPA requires Woodstock Hills to provide security to NSP in the form of a letter of credit for the decommissioning, front-loaded rates and overall agreement compliance. At December 31, 2011, Woodstock has obtained letters of credit from a bank in the amounts of $500,000 and $255,000 to provide the required security to NSP for front-loaded rates and decommissioning, respectively.  NSP has not exercised any of its rights to draw upon the security during the term of the PPA. The letters of credit are renewable on an annual basis.

The $500,000 letter of credit agreement requires a cash escrow to be funded over time with an initial deposit of $50,000 made in December 2010, and minimum payments of $28,125 per quarter beginning April 2012. The $255,000 line of credit agreement requires a cash escrow to be funded over time with minimum payments of $12,750 per quarter beginning April 2011. At December 31, 2011, Woodstock has escrowed approximately $88,000 in cash toward the escrow requirements.  These escrowed deposits are reflected within the noncurrent asset called Escrowed Cash Reserves for Contractual Commitments.

Valley View wind farm

The PPA requires the Valley View wind farm to provide security to NSP in the form of a letter of credit as security for the contract obligations. At December 31, 2011, Valley View obtained a $750,000 letter of credit as a part of its nonrecourse credit facility provided by the lender.  NSP has not exercised any of its rights to draw upon the security during the term of the PPA. The letters of credit are renewable on an annual basis.

Business Segments	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Segment Reporting Disclosure [Text Block]
13.              BUSINESS SEGMENTS

The Company groups its operations into three business segments–Wind Farm Development and Management, Wind Farm Ownership and Operation, and Consumer-owned Renewable Energy products.  The Company's business segments are separate business units that offer different products. The accounting policies for each segment are the same as those described in the summary of significant accounting policies. Corporate assets include: cash and cash equivalents, short-term investments, deferred income taxes, and other assets.

The following is information for each segment for the three months ended March 31, 2012:

	Wind Farm Development and Management	Wind Farm Ownership and Operation	Consumer- Owned Renewable Energy	Consolidated
For the three months ended March 31, 2012:
Wind farm development/management	$322,369	$-	$-	$322,369
Turbine sales and service	-	-	36,999	36,999
Electricity Sales	-	846,991	-	846,991
Total revenue	$322,369	$846,991	$36,999	$1,206,359

Income (loss) from operations	$(602,256)	$228,622	$(53,029)	$(426,663)
Other expense, net	(53,354)	(197,353)	(3,833)	(254,540)
Income (loss) before income tax benefit	$(655,610)	31,269	$(56,862)	$(681,203)

Identifiable assets at March 31, 2012	$1,445,741	$28,086,863	$608,835	$30,141,439
Corporate assets				5,117,141
Total assets at March 31, 2012				$35,258,580

The following is information for each segment for the three months ended March 31, 2011:

	Wind Farm Development and Management	Wind Farm Ownership and Operation	Consumer- Owned Renewable Energy	Consolidated
For the three months ended March 31, 2011:
Wind farm development/management	$5,174,402	$-	$14	$5,174,416
Turbine Sales and Service	5,601	-	64,522	70,123
Related party revenue	80,869	-	-	80,869
Construction contract revenue	1,265,504	-	499	1,266,003
Total revenue	$6,526,376	$-	$65,035	$6,591,411

Loss from operations	$4,787,716	$-	$(9,028)	$4,778,688
Other income (expense), net	(19,700)	-	(5,140)	(24,839)
Loss before income taxes	$4,768,017	$-	$(14,168)	$4,753,849

Identifiable assets at March 31, 2011	$13,876,061	$-	$608,001	$14,484,062
Corporate assets				4,077,386
Total assets at March 31, 2011				$18,561,448

21.      BUSINESS SEGMENTS

The Company groups its operations into three business segments–Wind Farm Development and Management, Wind Farm Ownership and Operation,  and Consumer-owned Renewable Energy products.  The Company's business segments are separate business units that offer different products. The accounting policies for each segment are the same as those described in the summary of significant accounting policies. Corporate assets include: cash and cash equivalents, short-term investments, deferred income taxes, and other assets.

The following is information for each segment for the years ended December 31, 2011:

	Wind Farm Development and Management	Wind Farm Ownership and Operation	Consumer- Owned Renewable Energy	Consolidated
For the Year Ended December 31, 2011
Wind farm development/mgmt	$8,623,706	$-	$-	$8,623,706
Turbine sales and service	617,534	-	322,767	950,301
Related party revenue	123,749	-	-	123,749
Electricity Sales	-	605,804	-	605,804
Construction contract revenue	5,242,048		32,049	5,274,097
Total revenue	$14,607,037	$605,804	$364,816	$15,577,657

Income (loss) from operations	$5,099,493	$(157,306)	$(54,304)	$4,887,883
Other income (expense), net	60,057	(109,700)	(20,235)	(69,878)
Income (loss) before income tax benefit	$5,159,550	(267,006)	$(74,539)	$4,818,005

Identifiable assets at December 31, 2011	$4,215,856	$32,410,510	$584,746	$37,211,112
Corporate assets				6,160,289
Total assets at December 31, 2011				$43.371,401

The following is information for each segment for the years ended December 31, 2010:

	Wind Farm Development and Management	Wind Farm Ownership and Operation	Consumer- Owned Renewable Energy	Consolidated
For the Year Ended December 31, 2010
Wind farm development/management	$490,266	$-	$3,304	$493,570
Turbine Sales and Service	275,004	-	770,295	1,045,299
Related party revenue	325,764	-	-	325,764
Construction contract revenue	4,396,947	-	6,563	4,403,510
Total revenue	$5,487,981	$-	$780,162	$6,268,143

Loss from operations	$(2,271,362)	$-	$(475,247)	$(2,746,609)
Other income (expense), net	(10,165)	-	(21,391)	(31,556)
Loss before income taxes	$(2,281,527)	$-	$(496,638)	$(2,778,165)

Identifiable assets at December 31, 2010	$14,296,025	$-	$344,796	$14,640,821
Corporate assets				3,452,040
Total assets at December 31, 2010				$18,092,861

Subsequent Event	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Subsequent Events [Text Block]
14.              SUBSEQUENT EVENT

On April 30, 2012 (the “Closing Date”), the Company became the sole equity owner in Power Engineers Collaborative, L.L.C., an Illinois limited liability company (“PEC”), which provides engineering services to clients in the energy, industry and building systems markets. The purchase price consisted of the following: (i) cash in the amount of $750,000 and (ii) options to purchase shares of common stock of the Company under the Company’s Incentive Plan as follows: 100,000 Options to Sellers and 150,000 Options to employees of PEC as designated by Sellers. The cash payment is subject to a post-closing adjustment based on PEC’s balance sheet prepared as of the closing date, with respect to the actual capital account, reflecting total member equity at the time of closing of the Purchase Agreement.  Additionally, the sellers shall have the opportunity to receive additional consideration as part of the purchase price as follows: (i) an additional cash amount of $250,000, and (ii) 500,000 shares of common stock of the Company, contingent upon PEC meeting certain performance targets for earnings.

31.      SUBSEQUENT EVENTS

In February 2012, the Company entered into a non-binding letter of intent with a regional engineering firm setting forth the basis for a possible acquisition by Juhl Wind of 100% of the ownership of the Target Company.  Execution of a definitive agreement is conditioned upon satisfactory completion of due diligence and the approval of such an agreement by the board of directors of Juhl Wind.

On March 9, 2012, the Valley View project collected the U.S. Treasury Section 1603 cash grant in the amount of $6,284,476.  The proceeds were used to pay off the short-term bridge note of $2,588,200, and the remaining proceeds were used to pay primarily the turbine supplier and to the Company who acted as developer and general contractor.

Private Placement of Series A 8% Convertible Preferred Stock and Common Stock Warrants	12 Months Ended
Dec. 31, 2011
Series A Convertible Preferred Stock Terms Of Conversion [Text Block]
3.        PRIVATE PLACEMENT OF SERIES A 8% CONVERTIBLE PREFERRED STOCK AND COMMON STOCK WARRANTS

In June 2008, the Company completed a private placement consisting of shares of newly-created Series A 8% Convertible Preferred Stock (Series A), and detachable, five-year Class A, Class B and Class C warrants to purchase shares of common stock at an exercise price of $1.25 (Class A), $1.50 (Class B) and $1.75 (Class C) per share.  In total, the Company sold 5,160,000 shares of Series A (convertible at any time into a like number of shares of common stock) and Class A, Class B and Class C Warrants to each purchase 2,580,000 shares of common stock, or an aggregate of 7,740,000 shares of common stock.  Such warrants were subsequently exercised or exchanged in June 2009 (see Note 4).  We also issued 2,250,000 shares of our common stock to Greenview Capital, LLC and unrelated designees at the closing of the transaction in consideration for merger advisory services.

Conversion Rights of Series A

At any time, each share of Series A is convertible into one share of common stock.  However, the number of shares of common stock issuable upon conversion of Series A is subject to adjustment upon the occurrence of certain customary events, including, among others, a stock split, reverse stock split or combination of the common stock; an issuance of the Company’s common stock or other securities as a dividend or distribution on the common stock; a reclassification, exchange or substitution of the common stock; or a capital reorganization of the Company. Additionally, until June 24, 2010, the holders of Series A had “full-ratchet” anti-dilution price protection, with limited exceptions for issuances under employee benefit plans and pursuant to transactions involving a strategic partner preapproved by the holders on a case-by-case basis. After June 24, 2010, the holders of Preferred Stock have “weighted average” anti-dilution price protection.

Voting Rights of Series A

Holders of Series A are not entitled to vote their shares with the holders of common stock, except for certain extraordinary corporate transactions, in which case they vote as a separate class. Holders of Series A shall also have any voting rights to which they are entitled by Delaware law.

Liquidation Rights of Series A

In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, including a merger or consolidation of the company with or into another company, or any transfer, sale or lease by us of substantially all of the assets, the holders of Series A will be entitled to receive out of the assets available for distribution to stockholders, before any distribution is made to holders of common stock or any other series of the preferred stock, liquidating distributions in an amount equal to $1.20 per share, plus accrued but unpaid dividends, which totaled $5,883,000 including dividends accrued of approximately $99,000 at December 31, 2011.

Redemption Rights of Series A

Series A may not be redeemed by the Company at any time.

Dividends Rights of Series A

Series A will be entitled to receive dividends at a rate of 8% per year, payable quarterly in arrears in cash or shares of common stock. The Company has accrued dividends to Series A totaling approximately $99,000 at December 31, 2011 and December 31, 2010.

Certain Covenant Rights and Registration Rights of Series A

Series A contains certain negative covenants, such as a limitation on indebtedness, a limitation on increases in executive compensation, an incentive compensation plan not to exceed 10% of the outstanding common equivalent shares, and restrictions on mergers, acquisitions and other fundamental transactions, without the prior written consent of a majority of the holders of Series A, and certain other affirmative covenants.  All covenants expire if Series A position held by its majority original investor falls below 20% of the original Series A position held by it immediately following the closing of the original offering. The Company is also required to issue registered common shares upon conversion of Series A and exercise of the Class A, Class B and Class C warrants. If the underlying shares are not registered as required in the Series A offering document, the Corporation would be required to pay liquidated damages of 2% of the original purchase price per each 30 day period or part thereof for any registration default up to a maximum of 12%.

Issuance of Series B Convertible Preferred Stock	12 Months Ended
Dec. 31, 2011
Series B Convertible Preferred Stock Terms Of Conversion [Text Block]
4.        ISSUANCE OF SERIES B CONVERTIBLE PREFERRED STOCK

On June 29, 2009, the Company entered into a Warrant Amendment Agreement with the holders of the Company’s Class A, Class B and Class C warrants, whereby the holders and the Company agreed that such warrants would be exercisable solely for the Company’s new Series B Convertible Preferred Stock (Series B).  In conjunction with this agreement, the holders of all classes of warrants exchanged their warrants, cash of approximately $2,339,000 and a subscription receivable totaling approximately $197,000 for 6,607,006 shares of the Company’s Series B. The subscription receivable was paid in full on December 31, 2009.

Series B contains the following terms:

Conversion Rights of Series B

At any time, each share of Series B is convertible into one share of common stock.  However, the number of shares of common stock issuable upon conversion of Series B is subject to adjustment upon the occurrence of certain customary events, including, among others, a stock split, reverse stock split or combination of our common stock; an issuance of our common stock or other securities as a dividend or distribution on the common stock; a reclassification, exchange or substitution of the common stock; or a capital reorganization of our company.

Voting Rights of Series B

Holders of Series B are not entitled to vote their shares with the holders of our common stock, except for certain extraordinary corporate transactions, in which case they vote as a separate class. Holders of Series B shall also have any voting rights to which they are entitled by Delaware law.

Liquidation Rights of Series B

In the event of any voluntary or involuntary liquidation, dissolution or winding-up of our company, the holders of Series B will be entitled to receive out of our assets available for distribution to stockholders, a pro rata liquidating distribution on a pari passu basis with holders of the Company’s common stock based on the number of shares convertible from the then outstanding Series B shares.  Liquidation does not include a change in control transaction or a merger or consolidation of the Company, any sale of all or substantially all of its assets in one transaction or series of related transactions, or any tender offer or exchange offer to which the holders of common stock are permitted to tender or exchange their shares for other securities, cash or property. Liquidation rights of our Series A is expressly senior to the rights of Series B.

Redemption Rights of Series B

Series B may not be redeemed by the Company at any time.

Dividends Rights of Series B

Series B has no cumulative preferred dividend provisions.  Series B shall participate in any dividends declared and paid by Juhl on its common stock on an as-converted basis.

Anti-Dilution Rights of Series B

Series B contains provisions whereby at any time at least 25% of the Series B is outstanding, the Company may not issue rights, options or warrants to all holders of common stock entitling them to subscribe for or purchase shares of common stock at a price per share that is lower than the volume weighted average price on the date of the Series B agreement without issuing the same rights, options or warrants to all holders on an as-converted to common stock basis.

Cumulative Preferred Stock of Subsidiary	12 Months Ended
Dec. 31, 2011
Stockholders' Equity Note Disclosure [Text Block]
5.        CUMULATIVE PREFERRED STOCK OF SUBSIDIARY

In December 2011, the Company’s wholly-owned subsidiary, Juhl Renewable Assets, Inc. issued 180,000 shares of Cumulative Series A Preferred Stock at a stated price of $1.00 per share.  The subsidiary has designated 6,000,000 shares for this purpose. The Company expects to use the proceeds from the sale of preferred stock for investment in renewable energy projects or investments.  Holders of the Preferred stock will be entitled to receive, to the extent of legally available funds, a targeted dividend of 9% per annum, payable quarterly.  Dividends for the year ended December 31, 2011 were less than $1,000. The preferred shares carry no voting rights but have a liquidation preference over common stockholders of the subsidiary.  The Company has the call protection right whereby it has the right, but not an obligation, to redeem any outstanding shares subject to the provisions in the certificate of designation. The Company has treated the preferred stock as a liability based on the designations and rights offered to preferred stockholders.

Redeemable Preferred Membership Interest	12 Months Ended
Dec. 31, 2011
Redeemable Preferred Membership Interest [Text Block]
6.        REDEEMABLE PREFERRED MEMBERSHIP INTERESTS

The Valley View wind farm, which is consolidated in the Company’s financial statements (see Note 26), includes membership interests that carry preferences that are not available to common members. At November 30, 2011, approximately $2,518,450 was contributed (or converted from common interests).  These membership interests include a put right at the option of the respective member, to request redemption of the membership interests after two years, or in the case of one member, after 10 years.   The put right is not under control of the Company and as such, these membership interests, together with accrued dividends of $25,185, are being carried outside of permanent equity on the consolidated balance sheet.

Promissory Note Receivable	12 Months Ended
Dec. 31, 2011
Promissory Notes Receivable [Text Block]
7.        PROMISSORY NOTE RECEIVABLE

Promissory notes receivable consists of the following:

	December 31, 2011	December 31, 2010

Note receivable from the Grant County wind farm, including interest at 8%; On March 9, 2011, the note balance was converted to a new note (see further discussion below)	$-	$5,264,093

Totals	-	5,264,093
Less: current maturities	-	(5,264,093)
Total long term receivables	$-	$-

On March 9, 2011, the Grant County Project sold 99% of new membership interests to a new equity investor. As a part of that transaction closing, proceeds of $750,000 were used to pay down the promissory note balance of $5,264,093, of which the  Company received approximately $242,000 directly in cash and in addition, a payment of $508,000 that was paid by agreement of the parties directly to our primary subcontractor holding the promissory note payable.  Also in conjunction with this equity investment, JEDI, along with the project turbine supplier and our primary subcontractor, simultaneously agreed to a new credit facility to act as temporary lenders to the project until a permanent take-out loan is completed.  The new credit facility terminated the previous vendor note financing structures that had been put in place in 2009 by the turbine supplier, JEDI and its primary subcontractor (the “Development Partners”).  In its place, new promissory notes were created for each of the Development Partners under the new credit agreement with the project company. The Company’s new note was $1,757,895, which was fully paid in September 2011.

Construction Contracts	12 Months Ended
Dec. 31, 2011
Commitments to Complete Contracts in Process
12.      CONSTRUCTION CONTRACTS

The status of construction contracts is as follows:

	December 31, 2011	December 31, 2010
Costs incurred on uncompleted contracts	$-	$10,914,418
Estimated earnings recognized	-	751,164
Less: billings to-date	-	(11,004,164)
Totals	$-	$661,418

Included in the accompanying consolidated balance sheet under the following captions:
Costs and estimated earnings in excess of billings	$-	$661,418
Billings in excess of costs and estimated earnings	$-	$-

Stock-Based Compensation	12 Months Ended
Dec. 31, 2011
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
19.      STOCK-BASED COMPENSATION

The Company has a incentive compensation plan to provide stock options, stock issuances and other equity interests in the Company to employees, directors, consultants, independent contractors, and advisors of the Company and other person who is determined by the Committee of the Board of Directors of the Company to have made (or expected to make) contributions to the Company. As of December 31, 2011, the Company has 1,637,111 shares available for award under the plan.

Stock Options

The Company has granted to key employees and directors of the Company 1,260,000 options to purchase common shares under the above plan.  In addition, the Company issued an additional 500,000 stock options to a director in June 2009 outside of the plan. The outstanding stock options carry an exercise price ranging from of $1.00-$2.15 per share and expire ten years from the date of grant.  The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions, underlying price ranging from $1.15 to $3.05, dividend yield of 0%, expected volatility ranging from 95% to 104%, risk-free interest rate of 4%, and average expected life of 6 years. Based on pricing model, the company expensed approximately $375,000 and $590,000 of stock compensation in the years ended December 31, 2011 and 2010, respectively.

A summary of the Company’s stock option plan as of December 31, 2011 and  2010 and changes during the years then ended is listed below:

Outstanding at January 1, 2011	1,740,000
Granted	30,000
Exercised	-
Expired	-
Forfeited	(10,000)
Outstanding at December 31, 2011	1,760,000

Options exercisable at the end of the period	1,606,250

Outstanding at January 1, 2010	1,745,000
Granted	25,000
Exercised	-
Expired	-
Forfeited	(30,000)
Outstanding at December 31, 2010	1,740,000

Options exercisable at the end of the period	1,095,414

As of December 31, 2011, there was approximately $106,000 total unrecognized compensation expense cost.  This cost is expected to be recognized over a weighted-average period of 2 years.

The Company’s Compensation Committee has approved additional stock options for the Company’s three executive officers within their respective employment agreements. Collectively, such officers will be entitled to be granted options to purchase a total of 2,750,000 shares of common stock of the Company, subject to approval by the board of directors and any additional required approvals, including an  increase in the number of shares reserved for issuance pursuant to the exercise of options under the Company’s Incentive Plan.

Warrants

The Company has issued common stock warrants to individuals or firms for consulting and investor relations services. A summary of the warrants are as follows:

Issue date	Number of warrants	Expiration Date	Exercise Price per share
December 2008	50,000	June 2013	$7.00 - $10.00
December 2009	100,000	December 2014	$1.25

Total	150,000

All of the warrants are vested and allow the holder to purchase common stock at the exercise prices shown above.  To determine fair value of the warrants issued for the purposes of measuring stock compensation expense, the Company uses the Black-Scholes pricing model with the following assumptions, dividend yield of 0%, expected volatility of 95-104%, risk-free interest rate of 4%, and expected life of 5 years.  The Company recognized no stock compensation expense for warrants to non-employees during the years ended December 31, 2011 and 2010.

Licensing Arrangement	12 Months Ended
Dec. 31, 2011
Revenue Recognition, Services, Licensing Fees [Policy Text Block]
20.      LICENSING ARRANGEMENT

In July 2009, NextGen entered into a non-exclusive Manufacturing License and Reseller agreement with an unrelated company. The agreement provides that NextGen will license its small turbine technology and, among other things, grants a right to manufacture units over a twenty year period. The agreement also provides for exclusive distribution rights in certain areas of the United States.  During 2009 and 2010, NextGen received payments of $1 million for granting these rights under this agreement.  Revenue is being amortized over the twenty year period.   For the years ended December 31, 2011 and 2010, licensing revenue of approximately $50,000 and $50,000, respectively, is included in revenue in the consolidated financial statements.  Deferred licensing revenue of approximately $879,000 and $929,000 is included on the consolidated balance sheets in current and long-term deferred revenue as of December 31, 2011 and December 31, 2010, respectively.

Advance on Sale of Project Development Rights	12 Months Ended
Dec. 31, 2011
Advance On Saleof Project Development Rights [Text Block]
22.      ADVANCE ON SALE OF PROJECT DEVELOPMENT RIGHTS

On March 1, 2011, the Company entered into an amendment to its existing Development Services Agreement with the limited liability entity that owns the Crofton Hills project. In conjunction with this amendment, the project owners paid the Company an advance of $1,000,000 in cash. The advance is in the form of a loan and is intended to be an advance on the sale of the development work performed to-date.

On July 28, 2011, the Company received the final $1,250,000 in cash proceeds with respect  to  the sale of its development work performed to-date and rights to the development of the Crofton Hills project. The total fees collected from the amended agreement were $2,250,000, of which a $1 million cash advance had been previously collected. Upon commercial operation, the Company will recognize revenue of $500,000 which is currently deferred. The Company is expected to continue in a development role in the project until commercial operation, and the agreement with the owners also included a provision whereby the Company advanced cash in the event that the project did not achieve commercial operation by December 31, 2011.  The Company did make the $500,000 advance, with such advance repayable upon commercial operation which is expected by the end of 2012. The advance is included in Other Current Assets.

Transactions With Related Parties	12 Months Ended
Dec. 31, 2011
Related Party Transactions Disclosure [Text Block]
23.      TRANSACTIONS WITH RELATED PARTIES

The Company provides wind farm management services to entities that are controlled by the Company’s Chief Executive Officer and family members. This revenue is shown in Note 21 Business Segments.  The fees are billed at rates similar to fee structures charged to unrelated parties.

Pursuant to the limited liability company operating agreement of Woodstock Hills, the Company’s ownership percentage of cash, income, gain, loss, and deductions of 99.9% will be reduced to 20% at the time that it has received a cumulative 12% annual cash-on-cash return on its original investment of $400,000 which is not expected to occur for at least six years. The Company’s CEO is the sole minority interest member.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Text Block]
24.      COMMITMENTS AND CONTINGENCIES

Construction Services Agreements

The Company enters into construction services agreements with third parties for the construction of wind projects. The construction services agreements provide for a fixed price or cost-plus arrangements, subject to change orders pursuant to changes in work scope or work conditions. The construction fees are generally billable on a monthly basis. At December 31, 2011, the Company had no construction projects underway.

Development Agreements

The Company enters into development agreements with third parties for the development of wind projects. The development agreements call for development fees ranging from 3% to 5% of the total project cost. The development fees are generally paid by the project owners in installments:   upon signing of the development agreement (ranging from 2-10% of the fee), signing of the power purchase agreement (approximately 5% of the fee), upon availability of funding and signing of the PPA (approximately 40% of the fee), and the remaining 50% is due at the commercial operation date of the project. As of December 31, 2011, the Company was involved with various development agreements at different stages within the contracts. The Company was also involved with several new projects for which development agreements have not been signed.

Turbine Supply

The Company may enter into turbine supply agreements whereby it will purchase wind turbines from turbine equipment suppliers and resell the components to wind project owners. The Company incurs risks of ownership during the course of shipment and delivery to the project site. The Company passes through the warranty and performance obligations of the manufacturer onto the project owners.

Management Agreements

The Company has various agreements in place for operational wind projects to perform management services for those projects. The agreements provide monthly management fees ranging from 2-5% of the project’s gross sales, or on a fixed fee basis. These agreements also provide payments for general and administrative fees, maintenance fees, and any other out-of-pocket expenses for the project. The contracts expire at various dates through 2016. The agreements may be terminated by the wind farm upon the last day of the month that is at least 30 days after the Company has received written notice of the intent to terminate the agreement.

Turbine Maintenance Agreements

The Company has agreements in place to perform turbine maintenance services for three wind farm projects, and from time to time will engage in additional maintenance services on a time and materials basis. The agreements provide quarterly or annual payments on a per-turbine basis. The agreements at various dates through 2014. The agreements generally may only be terminated in the event of non-performance.

Administrative Services Agreements

The Company has four agreements in place for operational wind projects to perform administrative services for those projects. These agreements provide quarterly payments in advance or in arrears of services performed. Payments range from 3-5% of the project’s gross revenue, and will continue through the change of percentage ownership date, as defined by the administrative services agreements, and will be renewed annually without any additional action. The agreements may be terminated by the wind farm upon at least 90 days written notice to the Company.

Asset Retirement Obligation

At the time that the turbines in the Woodstock Hills, Winona or Valley View projects are retired or upon the end of the land lease, there is an obligation to restore the underlying real estate to its original condition. This includes removal of all personal property and to some extent, the concrete foundations.  The estimate fair value of this obligation is undeterminable; however, it is reasonable that the salvage value of the wind turbines would cover any expenses for restoration of the real estate.

Guarantees

The Company agreed to guarantee certain payments to investors in the Valley View wind farm project as set forth below:

•
The timely payment of any and all guaranteed payments required to be paid to  preferred membership investors (who contributed approximately $2.5 million)  as they may become due under the respective LLC operating agreements, and the timely payment of any and all amounts payable upon exercise of a put right by such preferred members.  The put right is under not under the Company’s control and may occur either in two years or in certain cases, ten years.  The Company does  have up to six months from the date that to make such Put Right Payment, and should Juhl Wind fail to make the Put Right Payment within such six month period, the principal amount owed by the Company is subject to a penalty of an additional 10%.

•
The Company has agreed, with respect to a put right made available to one of the Common Members in the Valley View project (who contributed $500,000) to redeem any of its units then held by the Purchaser for a price in cash equal to the present value of the (i) estimate future distributions to be made to Purchaser net of (ii) estimated future income allocations for which no distributions are projected to be made.  If the Company fails to pay in full the put right purchase amount in cash on the due date, the Company shall issue a promissory note with a maturity date not exceeding 36 months and pay interest thereon.

•
In March 2011, the Company had guaranteed the payment obligations of Valley View Transmission to its turbine supplier under a Turbine Supply Agreement between such parties.   The maximum liability was $1,800,000 if warranty obligations survive a five-year term as described in such Turbine Supply Agreement, or $1,275,000 if warranty obligations are not extended for such five year period, as set forth in such Turbine Supply Agreement.   The payments required under the Turbine Supply Agreement have now been met in connection with the equity raise and the Company’s guaranty in favor of the turbine supplier has been terminated.

•
The Company has made certain representations and warranties with regard to indemnifications in conjunction with the funding activities of the Valley View and Grant County wind farms, including potential liabilities for Section 1603 Treasury Grant recapture or tax liabilities attributable to the period prior to the closing date.

Land Lease	12 Months Ended
Dec. 31, 2011
Leases of Lessee Disclosure [Text Block]
25.      LAND LEASE

The Company’s three wind farm investments (Woodstock Hills, Winona, and Valley View) maintain lease agreements with landowners for the real estate related to the wind energy generation facilities.  The leases, which generally run for 25 – 30 years from inception, will expire between 2017 and 2036. Rent expense for 2011 under these arrangements was approximately $27,000 (for post-acquisition periods only).

The minimum lease payments for the next five years under the lease agreement are as follows:

2012	$50,100
2013	50,100
2014	50,100
2015	50,100
2016	50,100
Thereafter	815,900
Total	$1,066,400

Variable Interest Entities	12 Months Ended
Dec. 31, 2011
Consolidation, Variable Interest Entity, Policy [Policy Text Block]
26.      VARIABLE INTEREST ENTITIES

Generally accepted accounting principles provide a framework for identifying variable interest entities (VIE’s) and determining when a company should include the assets, liabilities, non-controlling interest, and results of activities of a VIE in its consolidated financial statements.  In general, a VIE is a corporation, partnership, limited liability corporation, trust, or any other legal structure used to conduct activities or hold assets that either (1) has an insufficient amount of equity to carry out its principal activities without additional subordinated financial support, (2) has a group of equity owners that are unable to make significant decisions about its activities, or (3) has a group of equity owners that do not have the obligation to absorb losses or the right to receive returns generated by its operations.   A VIE should be consolidated if a party with an ownership, contractual, or other financial interest in the VIE (a variable interest holder) has the power to direct the VIE’s most significant activities and the obligation to absorb losses or right to receive benefits of the VIE that could be significant to the VIE.  A variable interest holder that consolidates the VIE is called the primary beneficiary.  Upon consolidation, the primary beneficiary generally must initially record all of the VIE’s assets, liabilities, and non-controlling interests at fair value and subsequently account for the VIE as if it were consolidated based on majority voting interest.

The Company’s evaluation of whether it qualifies as the primary beneficiary of VIEs is highly complex and involves significant judgments, estimates and assumptions. The Company generally utilizes expected cash flow scenarios to determine the Company’s interest in the expected losses or residual returns of VIEs and perform qualitative analysis of the activities that most significantly impact the VIEs’ economic performance and whether we have the power to direct those activities.

Consolidated Variable Interest Entities

Valley View Transmission, LLC

In February 2011 and November 2011, the Company made investments into the Valley View project entity. In addition, outside investors also invested into this entity during November 2011 (November 2011 Transaction).  We estimated, based on the terms of the November 2011 transaction, that the Company was the primary beneficiary of this VIE.

Pre-November 2011 Transaction.   The Company entered into a Development and Construction Services Agreement with Valley View Transmission which was formed to own the Valley View wind farm project in Minnesota.  Under this agreement, the Company contracted with the existing owners of the wind farm project for the development, design, construction, installation, and construction period financing of the project’s balance of plant.  The Company began construction of the wind farm in fourth quarter 2010 for the expected $4.2 million balance of plant construction cost of the project, of which $3.9 million was completed to-date at December 31, 2010.  The Company’s primary subcontractor has also agreed to assist the Company in its financing by deferring payment of its services through the acceptance of a promissory note until permanent financing is placed on the project but no more than year from mechanical completion of the project.  In March 2011, the Company converted approximately $480,000 of its receivables into a 48% equity ownership, and simultaneously the turbine supplier became approximately a 52% majority controlling interest in this limited liability company.   In March 2011, the construction loan and bridge loan financing was completed and the turbine supplier formally agreed to provide a guarantee of the $10 million construction loan portion of the financing.   Based on these circumstances, the Company is not considered the primary beneficiary for this VIE.  In making a determination of whether the Company is the primary beneficiary in this VIE for purposes of the consolidated financial statements,  the Company notes that it did not have any power (explicit or implicit) to direct the activities of Valley View that most significantly impact the economic performance of the project entity.  The Company, or any employee or owner of the Company, was also not acting as management for Valley View.  Valley View had rights and power to terminate the agreement with the Company at any time. At no time during the design or setup of Valley View was the Company expected to be, or desired to be, in a position of control.

November 2011 Transaction. On November 29, 2011 (just prior to the declaration of the Valley View commercial operation date),   the Company (through its subsidiary, Juhl Renewable Assets)  and other outside investors invested $1,372,430 and $3,200,000, respectively, to purchase an 80.4% interest in the Valley View entity.  Previously, the Company owned had an equity investment in this project. As a result of the November 2011 Transaction and previous ownership, the Company has a 32.6% voting interest in Valley View, and has an additional 13.9% voting power through a voting trust arrangement with three other investors.    The Company currently acts as the managing agent for Valley View, and our CEO is also on the Board of Governors of Valley View. In addition, the Company agreed to guarantee certain payments to investors in order to secure the required equity capital and to enable the term loan conversion by the lender.   See Note 24 Commitments and Contingencies with regard to guarantees made by the Company in connection with acquiring additional equity in the project from certain investors. Based upon the new ownership structure that has occurred upon project completion, we determined that Valley View is a VIE that requires consolidation as a result of the Company’s power to direct the activities of the entity.

Accordingly, the operating results for Valley View have been included in the consolidated statements of operations from the date of acquisition, November 30, 2011. The assets and liabilities of Valley View were recorded at their respective estimated fair values as of the date of the acquisition using generally accepted accounting principles for business combinations. The fair value of the total consideration paid by all investors, including the Company, at the acquisition date was $4,573,430 for an 80.4% interest.  This indicated that the fair value of the entity was approximately $5,689,000.  The Company used a combination of the market and cost approaches, many unobservable level 3 inputs, to estimate the fair values of the Valley View assets acquired and liabilities assumed.

The following table summarizes the estimated fair values of Valley View’s assets acquired and liabilities assumed, effective November 30, 2011, the date the Company obtained control of Valley View:

Cash-- restricted and unrestricted	$2,921,800
Accounts receivable, net	52,300
Cash grant receivable	6,284,500
Other current assets	555,100
Property and equipment	16,410,600
Total identifiable assets acquired	26,224,300
Accounts payable and other liabilities	(2,496,800)
Accrued expenses	(130,800)
Construction payable	(4,704,800)
Short-term note payable	(2,588,200)
Derivative liability-interest rate swap	(1,007,300)
Long-term debt	(9,607,400)
Total liabilities assumed	(20,535,300))
Net assets acquired	$5,689,000

The assets of a consolidated VIE are used to settle the liabilities of that entity. The liabilities of a consolidated VIE do not have recourse to the general credit of the Company.

Prior to the November 2011 Transaction, the net book equity and fair value equity of this entity was approximately $395,000 and $1,122,000, respectively. As a result of obtaining control, as defined by VIE consolidation accounting guidance, the Company’s previously held equity interest in this entity was remeasured to an acquisition date fair value of approximately $532,000.  The Company recognized a one-time non-cash pre-tax gain of approximately $320,000 as a result of the remeasurement.  The gain is included in the consolidated statement of operations as a gain on previously held equity interest.

The Company has a 32.6% interest in the VIE, being the primary beneficiary, it consolidates this entity. The remaining outside interest of 67.4%, that is not classified outside of permanent equity as redeemable membership units, will be presented and classified in the consolidated financial statement as a noncontrolling interest.

Winona County Wind

The  Company entered into a Development and Construction Services Agreement in November 2010 with a limited liability company, Winona County Wind, LLC (“Winona”), which was formed to own a wind farm  project in Minnesota.  Under this agreement, the Company contracted with the existing owners of the wind farm project for the development, design, construction, installation, and construction period financing of the project’s wind turbines and balance of plant.  the Company agreed to take a promissory note for the expected $4 million cost of the wind turbines and construction costs of the project. The Company maintains a first security interest in all of the Winona assets and also received a pledge of the membership interests of the existing owners.  The Company has determined that this limited liability company is a VIE.

The Company has determined that this limited liability company was a VIE for which the Company was the primary beneficiary as a result of our implicit power to direct the activities of the entity and the existing ownership and therefore significantly impact the economic performance of Winona.  All significant intercompany transactions were eliminated during the course of the project construction. On October 13, 2011, the Company purchased 100% of the ownership interests of Winona. See Note 30 with regard to the net assets acquired at that time.

On October 13, 2011, the Company agreed to acquire a 100% ownership interest in a 1.5 megawatt wind farm, Winona County, located near Altura, Minnesota. The Winona wind farm reached commercial operation on October 27, 2011.  The Company acted as developer and engineering, procurement and construction contractor for the project, and has been consolidating the Winona project as a variable interest entity since 2010.

The acquisition is being accounted for under the “Common Control” accounting guidance. The assets and liabilities of Winona were recorded at their respective carrying amounts as of the date of the acquisition. The total consideration paid at the acquisition date was $5,000 and the Company subsequently paid an additional $95,000 of consideration through assumption of a note.

Legal Proceedings	12 Months Ended
Dec. 31, 2011
Legal Costs, Policy [Policy Text Block]	27. LEGAL PROCEEDINGS The Company is not a party to significant legal proceedings that are material to the financial statements.

Stock Repurchase Program	12 Months Ended
Dec. 31, 2011
Treasury Stock [Text Block]
28.      STOCK REPURCHASE PROGRAM

In October 2010, the Company’s Board of Directors authorized a stock repurchase program which would allow the Company to purchase up to $200,000 of its common stock.   The expiration of the program was extended to December 31, 2011 through board approval in April 2011, and the total repurchase amount was also increased to $250,000.

The repurchase plan is being carried out in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the "Act").     The repurchase program allows the Company to execute trades in the open market during periods when it would ordinarily not be permitted to do so because of its possible possession of material non-public information, because of insider trading laws or due to self-imposed trading blackout periods. A broker chosen by the Company has the authority, under the prices, terms and limitations set forth in the plan. The number of shares to be repurchased and the timing of the repurchases are based on the level of available cash and other factors, including market conditions, the terms of any applicable 10b5-1 plans and self-imposed black-out periods.

Since inception of the program through December 31, 2011, the Company has repurchased 189,604 shares of Juhl common stock in the open market at a cost of $218,965, or an average purchase price of $1.15 per share. The purchases are reflected in Stockholders’ Equity under the caption Treasury Stock.

Acquisition of Woodstock Hills Wind Farm	12 Months Ended
Dec. 31, 2011
Business Acquisition [Text Block]
29.      ACQUISITION OF WOODSTOCK HILLS WIND FARM

On April 28, 2011, the Company paid $400,000 to acquire a 99.9% ownership interest in a 10.2 megawatt wind farm, Woodstock Hills, located near the Company's headquarters in Woodstock, Minnesota. The Woodstock Hills wind farm has been operating as a wind energy generation facility since 1999 and had been originally developed by the Company’s CEO, who remains the .1% minority interest member. The .1% minority interest is considered immaterial for purposes of accounting for this noncontrolling interest in our financial statements.

The acquisition is being accounted for under the acquisition method and, accordingly, the operating results for Woodstock Hills have been included in the consolidated statements of earnings from the date of acquisition. The assets and liabilities of Woodstock were recorded at their respective estimated fair values as of the date of the acquisition using generally accepted accounting principles for business combinations. The fair value of the total consideration paid at the acquisition date was $400,000.  The Company used a combination of the market and cost approaches to estimate the fair values of the Woodstock Hills assets acquired and liabilities assumed.

The following table summarizes the estimated fair values of Woodstock Hills’s assets acquired and liabilities assumed, effective April 28, 2011, the date the Company obtained control of Woodstock Hills.

Cash	$184,078
Accounts receivable, net	107,484
Other current assets	77,350
Property and equipment	4,788,683
Loan financing costs	15,895
Reserves for loan and contractual commitments	94,049
Total identifiable assets acquired	5,267,539
Accounts payable and other liabilities	(79,480)
Accrued expenses	(8,316)
Power prchase contract liability	(3,418,996)
Long-term debt	(1,360,747)
Total liabilities assumed	(4,867,539)
Net assets acquired	$400,000

Securities Offering	12 Months Ended
Dec. 31, 2011
Continuous Securities Offering [Text Block]
30.      SECURITIES OFFERING

On April 29, 2011, we filed a Form S-1 registration statement with the Securities and Exchange Commission for the purpose of seeking a continuous offering of up to 10,000,000 shares of our common stock. We intend to use the offering proceeds to fund our strategic growth initiatives, including acquisitions complementary to our business, such as wind farm management and turbine maintenance services, and general corporate purposes.